UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2594

MFS SERIES TRUST IV

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: August 31

Date of reporting period: August 31, 2013

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

August 31, 2013

MFS® MID CAP GROWTH FUND

OTC-ANN

MFS® MID CAP GROWTH FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

Global economic trends appear to favor growth again despite risks created by the U.S. government’s gridlock. The U.S. economy’s slow but steady expansion is no longer the exception. The eurozone has emerged from its 18-month-long recession, with Germany leading the way. China’s monthly gauges of economic activity once again point toward expansion. And Japan is picking up momentum in response to its government’s and central bank’s aggressive program of monetary easing.

However, geopolitical risks have risen, with violence erupting in Egypt and Syria and the possibility of further unrest in the Middle East. The U.S. Federal Reserve’s expected tapering of its bond-buying stimulus program has weighed on global markets since May. Emerging markets, including Brazil and India, have borne much of the brunt, as their currency values have dropped and nervous investors have fled to safety elsewhere. In Europe, unemployment persists at historically high levels. The trend towards a pickup in global growth, while encouraging, appears tenuous, particularly with the risk of a U.S. debt default.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process employs integrated, global research and active risk management. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We are mindful of the many economic challenges investors face, and believe it is more important than ever to maintain a long-term view and employ time-tested principles, such as asset allocation and diversification. We remain confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

October 17, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
FleetCor Technologies, Inc.	1.9%
AMETEK, Inc.	1.8%
Affiliated Managers Group, Inc.	1.7%
LKQ Corp.	1.6%
Cooper Cos., Inc.	1.6%
MasterCard, Inc., “A”	1.6%
Roper Industries, Inc.	1.6%
Cabot Oil & Gas Corp.	1.5%
Delphi Automotive PLC	1.5%
Gartner, Inc.	1.5%

Equity sectors
Health Care	15.8%
Industrial Goods & Services	13.8%
Technology	11.8%
Retailing	9.7%
Special Products & Services	9.2%
Leisure	9.0%
Financial Services	7.3%
Autos & Housing	6.1%
Energy	5.7%
Basic Materials	3.6%
Consumer Staples	2.4%
Utilities & Communications	2.0%
Transportation	1.7%

Percentages are based on net assets as of 8/31/13.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2013, Class A shares of the MFS Mid Cap Growth Fund (“fund”) provided a total return of 23.93%, at net asset value. This compares with a return of 23.97% for the fund’s benchmark, the Russell Midcap Growth Index.

Market Environment

At the beginning of the period, markets were suffering a bout of risk aversion due to broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. However, a few months into the period, this renewed weakness in the fundamentals precipitated yet a further round of monetary easing by both the US Federal Reserve (through a third round of quantitative easing) and the European Central Bank (ECB) (through a new bond purchase facility), which soon instilled additional confidence in risk markets.

Nonetheless, towards the end of the calendar year, weaker equity earnings reports and declining forward guidance caused market sentiment to soften again. In addition, year-end fiscal cliff negotiations between the Republicans in the US Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline. A last minute political agreement averted the worst-case scenario and markets gravitated towards risk assets again, though the implementation of the US budget sequester, combined with the uncertainty surrounding the Italian election results, inserted a continued degree of caution as we entered the second half of the period.

During the first few months of 2013, market sentiment improved markedly, as global macroeconomic indicators improved and fears of fiscal austerity in the US waned. Later in the period, however, global growth dynamics looked to be weakening again, though markets were generally unfazed, continuing their risk-on path, especially in light of continued easing by global central banks and the Bank of Japan in particular. At the end of the period, the growing risk that the Fed would begin tapering its quantitative easing program caused sovereign bond yields to spike, credit spreads to widen, and equity valuation to fall.

Detractors from Performance

Stock selection in the health care sector held back performance relative to the Russell Midcap Growth Index. Holdings of robotic technologies designer and manufacturer Intuitive Surgical (b)(h) held back relative results as the stock lagged the benchmark during the reporting period. Shares of Intuitive Surgical fell as the company lowered guidance which they attributed to a slowdown in hysterectomy procedures as insurance companies put pressure on hospitals to shift more procedures to outpatient settings or explore alternate treatments before opting for the surgery.

In other sectors, the fund’s overweight position in threat management and network solutions provider Fortinet (h) and infrastructure software company TIBCO Software hampered relative performance. Shares of Fortinet were negatively impacted by a cut in the company’s full-year forecast because of weak demand in southern Europe and slow growth in China. Not holding strong-performing internet subscription service company

3

Management Review – continued

Netflix, specialty coffee and coffeemaker company Green Mountain Coffee Roasters, media services provider Virgin Media and retail food and drug stores Kroger also dampened relative returns. Holdings of wireless and broadcast communications infrastructure company American Tower (b), and the timing of the fund’s ownership in shares of electric vehicle company Tesla Motors, further weighed on relative results.

The fund’s cash and/or cash equivalents position during the period was an additional detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

Stock selection in the financial services sector was a key driver of positive performance. Holdings of debit and credit transaction processing company MasterCard (b) and an overweight position in asset management company Affiliated Managers Group aided relative results as both stocks significantly outpaced the benchmark during the reporting period. Shares of MasterCard traded higher as a judge ruled the class-action lawsuit against Visa and MasterCard over transaction-processing fees was worthy of an initial approval of a settlement. The deal, which may cost the banks as much as $7.25 billion, ends approximately seven years of litigation against the firms.

Stock selection in the special products & services sector also benefited relative performance. Within this sector, an overweight position in strong-performing specialized payment products provider FleetCor Technologies and holdings of online travel company Priceline.com (b) contributed to relative results. Shares of FleetCor Technologies outperformed the overall market after the company announced earnings that topped analyst estimates due to international expansion and lower wholesale costs. Additionally, management issued guidance above early forecasts which was also positive for the stock.

Stock selection and, to a lesser extent, an underweight position in the technology sector further supported relative performance. Not holding poor-performing analytic data solutions provider Teradata, and an overweight position in strong-performing internet-based professional networking company LinkedIn, bolstered relative results.

Stocks in other sectors that were among the fund’s top relative contributors included overweight positions in independent oil and gas company Cabot Oil & Gas, alternative collision replacement parts provider LKQ and medical device company Cooper Companies and holdings of life sciences supply company Thermo Fisher Scientific (b). Shares of Thermo Fisher Scientific responded positively to the company’s better-than-expected earnings results with strong organic sales growth and a higher operating margin.

Respectfully,

Eric Fischman	Paul Gordon
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

4

Management Review – continued

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 8/31/13

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 8/31/13

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	12/01/93	23.93%	5.19%	4.79%	N/A
B	12/01/93	22.94%	4.39%	4.00%	N/A
C	8/01/94	22.99%	4.42%	4.00%	N/A
I	1/02/97	24.21%	5.46%	5.05%	N/A
R1	4/01/05	23.02%	4.40%	N/A	3.48%
R2	10/31/03	23.62%	4.93%	N/A	4.26%
R3	4/01/05	23.95%	5.17%	N/A	4.25%
R4	4/01/05	24.12%	5.44%	N/A	4.50%
R5	1/02/13	N/A	N/A	N/A	19.13%
529A	7/31/02	23.96%	5.10%	4.59%	N/A
529B	7/31/02	22.82%	4.32%	3.84%	N/A
529C	7/31/02	22.89%	4.31%	3.85%	N/A
Comparative Benchmark
Russell Midcap Growth Index (f)		23.97%	9.14%	9.42%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		16.80%	3.95%	4.17%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		18.94%	4.05%	4.00%	N/A
C With CDSC (1% for 12 months) (x)		21.99%	4.42%	4.00%	N/A
529A With Initial Sales Charge (5.75%)		16.83%	3.86%	3.97%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (x)		18.82%	3.98%	3.84%	N/A
529C With CDSC (1% for 12 months) (x)		21.89%	4.31%	3.85%	N/A

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

7

Performance Summary – continued

Benchmark Definition

Russell Midcap Growth Index – constructed to provide a comprehensive barometer for growth securities in the mid-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the funds share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

March 1, 2013 through August 31, 2013

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2013 through August 31, 2013.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/13	Ending Account Value 8/31/13	Expenses Paid During Period (p) 3/01/13-8/31/13
A	Actual	1.24%	$1,000.00	$1,101.21	$6.57
	Hypothetical (h)	1.24%	$1,000.00	$1,018.95	$6.31
B	Actual	1.99%	$1,000.00	$1,096.07	$10.51
	Hypothetical (h)	1.99%	$1,000.00	$1,015.17	$10.11
C	Actual	1.99%	$1,000.00	$1,097.25	$10.52
	Hypothetical (h)	1.99%	$1,000.00	$1,015.17	$10.11
I	Actual	1.00%	$1,000.00	$1,102.52	$5.30
	Hypothetical (h)	1.00%	$1,000.00	$1,020.16	$5.09
R1	Actual	2.00%	$1,000.00	$1,096.37	$10.57
	Hypothetical (h)	2.00%	$1,000.00	$1,015.12	$10.16
R2	Actual	1.50%	$1,000.00	$1,099.81	$7.94
	Hypothetical (h)	1.50%	$1,000.00	$1,017.64	$7.63
R3	Actual	1.25%	$1,000.00	$1,100.75	$6.62
	Hypothetical (h)	1.25%	$1,000.00	$1,018.90	$6.36
R4	Actual	1.00%	$1,000.00	$1,101.56	$5.30
	Hypothetical (h)	1.00%	$1,000.00	$1,020.16	$5.09
R5	Actual	0.91%	$1,000.00	$1,103.42	$4.82
	Hypothetical (h)	0.91%	$1,000.00	$1,020.62	$4.63
529A	Actual	1.22%	$1,000.00	$1,101.71	$6.46
	Hypothetical (h)	1.22%	$1,000.00	$1,019.06	$6.21
529B	Actual	2.05%	$1,000.00	$1,096.64	$10.83
	Hypothetical (h)	2.05%	$1,000.00	$1,014.87	$10.41
529C	Actual	2.04%	$1,000.00	$1,095.60	$10.78
	Hypothetical (h)	2.04%	$1,000.00	$1,014.92	$10.36

(h)	5% class return per year before expenses.
(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class A, C and 529A shares, this rebate reduced the expense ratios above by 0.01%, 0.01% and 0.07%, respectively. See Note 3 in the Notes to Financial Statements for additional information.

10

PORTFOLIO OF INVESTMENTS

8/31/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.1%
Issuer	Shares/Par	Value ($)
Aerospace - 2.1%
Precision Castparts Corp.	76,420	$16,142,954
TransDigm Group, Inc.	81,993	11,233,041

		$27,375,995
Alcoholic Beverages - 0.9%
Beam, Inc.	188,160	$11,788,224

Apparel Manufacturers - 2.4%
Michael Kors Holdings Ltd. (a)	182,080	$13,490,307
PVH Corp.	137,319	17,679,821

		$31,170,128
Automotive - 4.3%
Delphi Automotive PLC	361,980	$19,916,140
LKQ Corp. (a)	737,610	21,567,716
Tesla Motors, Inc. (a)(l)	45,580	7,703,020
TRW Automotive Holdings Corp. (a)	103,070	7,119,045

		$56,305,921
Biotechnology - 2.4%
Alexion Pharmaceuticals, Inc. (a)	116,850	$12,591,756
Illumina, Inc. (a)	96,440	7,506,890
Regeneron Pharmaceuticals, Inc. (a)	31,016	7,515,487
Vertex Pharmaceuticals, Inc. (a)	57,760	4,340,664

		$31,954,797
Broadcasting - 2.3%
Discovery Communications, Inc., “A” (a)	225,916	$17,510,749
Scripps Networks Interactive, Inc., “A”	176,960	13,011,869

		$30,522,618
Brokerage & Asset Managers - 3.8%
Affiliated Managers Group, Inc. (a)	126,630	$22,074,142
Evercore Partners, Inc.	262,390	11,699,970
IntercontinentalExchange, Inc. (a)	87,684	15,761,199

		$49,535,311
Business Services - 7.8%
Bright Horizons Family Solutions, Inc. (a)	210,130	$7,650,833
Cognizant Technology Solutions Corp., “A” (a)	143,659	10,530,205

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Business Services - continued
FleetCor Technologies, Inc. (a)	239,070	$24,650,508
Gartner, Inc. (a)	342,310	19,843,711
IHS, Inc., “A” (a)	41,710	4,469,227
Jones Lang LaSalle, Inc.	195,550	16,082,032
Realogy Holdings Corp. (a)	139,070	5,886,833
Verisk Analytics, Inc., “A” (a)	220,970	13,739,915

		$102,853,264
Cable TV - 1.9%
Charter Communications, Inc., “A” (a)	128,560	$15,609,755
Liberty Global PLC, “A” (a)	125,660	9,761,269

		$25,371,024
Computer Software - 4.1%
Autodesk, Inc. (a)	172,480	$6,338,640
Citrix Systems, Inc. (a)	210,370	14,887,885
CommVault Systems, Inc. (a)	98,860	8,287,434
Qlik Technologies, Inc. (a)	384,580	12,610,378
TIBCO Software, Inc. (a)	506,350	11,413,129

		$53,537,466
Computer Software - Systems - 2.1%
SS&C Technologies Holdings, Inc. (a)	355,043	$12,564,972
Vantiv, Inc., “A” (a)	575,980	15,211,632

		$27,776,604
Construction - 1.8%
Pool Corp.	172,210	$8,970,419
Stanley Black & Decker, Inc.	171,435	14,616,548

		$23,586,967
Consumer Services - 1.4%
Priceline.com, Inc. (a)	19,235	$18,052,625

Containers - 1.6%
Ball Corp.	299,790	$13,316,672
Crown Holdings, Inc. (a)	182,850	7,946,661

		$21,263,333
Electrical Equipment - 7.0%
AMETEK, Inc.	546,592	$23,459,729
Amphenol Corp., “A”	238,840	18,096,907
Mettler-Toledo International, Inc. (a)	40,940	9,016,216
Pentair Ltd.	149,000	8,956,390

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Electrical Equipment - continued
Sensata Technologies Holding B.V. (a)	194,850	$7,264,008
TriMas Corp. (a)	321,170	11,285,914
WESCO International, Inc. (a)	202,010	14,902,278

		$92,981,442
Electronics - 3.6%
Altera Corp.	327,340	$11,512,548
Linear Technology Corp.	204,120	7,823,920
Microchip Technology, Inc.	262,070	10,170,937
Silicon Laboratories, Inc. (a)	125,000	4,836,250
Stratasys Ltd. (a)(l)	56,220	6,030,719
Ultratech, Inc. (a)	245,240	6,935,387

		$47,309,761
Energy - Independent - 3.1%
Cabot Oil & Gas Corp.	516,780	$20,221,601
Pioneer Natural Resources Co.	85,249	14,916,018
SM Energy Co.	76,370	5,217,598

		$40,355,217
Entertainment - 0.8%
AMC Networks, Inc., “A” (a)	175,090	$10,852,078

Food & Beverages - 1.5%
Chr. Hansen Holding A.S.	346,790	$11,489,521
Mead Johnson Nutrition Co., “A”	104,440	7,836,133

		$19,325,654
Gaming & Lodging - 1.3%
Wynn Resorts Ltd.	120,190	$16,951,598

General Merchandise - 0.6%
Five Below, Inc. (a)(l)	214,900	$7,897,575

Health Maintenance Organizations - 0.2%
BioScrip, Inc. (a)	258,300	$3,151,260

Insurance - 0.7%
Lincoln National Corp.	214,690	$9,025,568

Internet - 2.0%
ChannelAdvisor Corp. (a)	155,790	$4,770,290
LinkedIn Corp., “A” (a)	69,667	16,722,867
Yelp, Inc. (a)	90,420	4,700,032

		$26,193,189

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Leisure & Toys - 1.8%
Brunswick Corp.	206,520	$7,509,067
Polaris Industries, Inc.	145,830	15,926,094

		$23,435,161
Machinery & Tools - 3.9%
Flowserve Corp.	110,922	$6,188,338
Joy Global, Inc.	169,890	8,344,997
Polypore International, Inc. (a)(l)	80,170	3,427,268
Roper Industries, Inc.	165,018	20,412,727
WABCO Holdings, Inc. (a)	164,220	12,807,518

		$51,180,848
Major Banks - 0.5%
Morgan Stanley	255,550	$6,582,968

Medical & Health Technology & Services - 4.7%
Advisory Board Co. (a)	163,750	$8,968,588
Catamaran Corp. (a)	303,490	16,664,636
Cerner Corp. (a)	218,690	10,072,861
Covance, Inc. (a)	83,270	6,748,201
Henry Schein, Inc. (a)	190,680	19,268,214

		$61,722,500
Medical Equipment - 4.3%
Cooper Cos., Inc.	160,455	$20,957,028
Endologix, Inc. (a)	358,270	5,667,831
PerkinElmer, Inc.	283,620	10,201,811
Sirona Dental Systems, Inc. (a)	69,210	4,482,732
Thermo Fisher Scientific, Inc.	180,220	16,008,943

		$57,318,345
Oil Services - 2.7%
Core Laboratories N.V.	40,440	$6,127,064
Dresser-Rand Group, Inc. (a)	295,040	17,979,738
FMC Technologies, Inc. (a)	210,090	11,267,127

		$35,373,929
Other Banks & Diversified Financials - 1.9%
MasterCard, Inc., “A”	34,386	$20,840,667
TCF Financial Corp.	278,250	3,909,413

		$24,750,080
Pharmaceuticals - 4.1%
Actavis, Inc. (a)	136,480	$18,449,366
Perrigo Co.	151,080	18,363,774

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Pharmaceuticals - continued
Valeant Pharmaceuticals International, Inc. (a)	171,140	$16,829,908

		$53,643,048
Pollution Control - 0.8%
Stericycle, Inc. (a)	96,507	$10,862,828

Railroad & Shipping - 1.1%
Kansas City Southern Co.	135,530	$14,287,573

Real Estate - 0.5%
Host Hotels & Resorts, Inc., REIT	383,480	$6,530,664

Restaurants - 0.8%
Arcos Dorados Holdings, Inc.	357,920	$3,829,744
Chipotle Mexican Grill, Inc., “A” (a)	9,460	3,861,288
Chuy’s Holdings, Inc. (a)	97,530	3,506,204

		$11,197,236
Specialty Chemicals - 2.0%
Airgas, Inc.	100,880	$10,254,452
FMC Corp.	149,700	9,971,517
Rockwood Holdings, Inc.	97,270	6,211,662

		$26,437,631
Specialty Stores - 6.7%
AutoZone, Inc. (a)	34,530	$14,500,528
Dick’s Sporting Goods, Inc.	135,950	6,309,440
GameStop Corp., “A”	77,430	3,887,760
Monro Muffler Brake, Inc.	129,570	5,736,064
O’Reilly Automotive, Inc. (a)	88,670	10,880,696
PetSmart, Inc.	126,840	8,933,341
Ross Stores, Inc.	252,620	16,991,221
Tiffany & Co.	126,050	9,719,716
Tractor Supply Co.	96,520	11,811,152

		$88,769,918
Telecommunications - Wireless - 2.0%
American Tower Corp., REIT	258,590	$17,969,419
SBA Communications Corp. (a)	110,310	8,273,250

		$26,242,669
Trucking - 0.6%
Expeditors International of Washington, Inc.	193,450	$7,846,332
Total Common Stocks (Identified Cost, $1,013,993,620)		$1,291,319,349

15

Portfolio of Investments – continued

Collateral for Securities Loaned - 1.5%
Issuer	Shares/Par	Value ($)
Goldman Sachs Repurchase Agreement, 0.05%, dated 8/30/13, due 9/3/13, total to be received $11,194,978 (secured by U.S. Treasury and Federal Agency obligations valued at $11,418,812 in an individually traded account), at Cost and Value	$11,194,914	$11,194,914
Morgan Stanley Repurchase Agreement, 0.05%, dated 8/30/13, due 9/3/13, total to be received $8,000,044 (secured by U.S. Treasury and Federal Agency obligations valued at $8,160,080 in an individually traded account), at Cost and Value	$8,000,000	$8,000,000
Total Collateral for Securities Loaned, at Cost and Value		$19,194,914

Money Market Funds - 2.0%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	26,818,119	$26,818,119
Total Investments (Identified Cost, $1,060,006,653)		$1,337,332,382

Other Assets, Less Liabilities - (1.6)%		(20,649,064)
Net Assets - 100.0%		$1,316,683,318

(a)	Non-income producing security.
(l)	A portion of this security is on loan.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/13

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $1,033,188,534)	$1,310,514,263
Underlying affiliated funds, at cost and value	26,818,119
Total investments, at value, including $18,788,516 of securities on loan (identified cost, $1,060,006,653)	$1,337,332,382
Receivables for
Investments sold	268,680
Fund shares sold	417,104
Interest and dividends	528,161
Other assets	1,737
Total assets	$1,338,548,064
Liabilities
Payables for
Investments purchased	$626,114
Fund shares reacquired	1,159,852
Collateral for securities loaned, at value	19,194,914
Payable to affiliates
Investment adviser	80,837
Shareholder servicing costs	640,391
Distribution and service fees	7,832
Program manager fees	11
Payable for independent Trustees’ compensation	36,797
Accrued expenses and other liabilities	117,998
Total liabilities	$21,864,746
Net assets	$1,316,683,318
Net assets consist of
Paid-in capital	$1,198,011,811
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	277,324,246
Accumulated net realized gain (loss) on investments and foreign currency	(156,760,212)
Accumulated net investment loss	(1,892,527)
Net assets	$1,316,683,318
Shares of beneficial interest outstanding	108,734,870

17

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$218,692,692	18,445,772	$11.86
Class B	17,880,904	1,684,501	10.61
Class C	32,333,853	3,115,776	10.38
Class I	8,985,985	732,799	12.26
Class R1	1,949,180	184,232	10.58
Class R2	4,449,000	388,242	11.46
Class R3	1,999,752	169,497	11.80
Class R4	354,859	29,465	12.04
Class R5	1,027,323,611	83,740,870	12.27
Class 529A	1,844,489	159,187	11.59
Class 529B	286,741	27,467	10.44
Class 529C	582,252	57,062	10.20

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $12.58 [100 / 94.25 x $11.86] and $12.30 [100 / 94.25 x $11.59], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R5, and 529A.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/13

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment loss
Income
Dividends	$10,592,617
Interest	192,925
Dividends from underlying affiliated funds	30,514
Foreign taxes withheld	(21,961)
Total investment income	$10,794,095
Expenses
Management fee	$8,767,693
Distribution and service fees	1,045,536
Program manager fees	2,190
Shareholder servicing costs	1,740,901
Administrative services fee	158,963
Independent Trustees’ compensation	30,896
Custodian fee	131,727
Shareholder communications	43,557
Audit and tax fees	54,278
Legal fees	12,310
Miscellaneous	173,497
Total expenses	$12,161,548
Reduction of expenses by investment adviser and distributor	(99,050)
Net expenses	$12,062,498
Net investment loss	$(1,268,403)
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$121,779,610
Foreign currency	(32,772)
Net realized gain (loss) on investments and foreign currency	$121,746,838
Change in unrealized appreciation (depreciation)
Investments	$131,465,004
Translation of assets and liabilities in foreign currencies	(1,527)
Net unrealized gain (loss) on investments and foreign currency translation	$131,463,477
Net realized and unrealized gain (loss) on investments and foreign currency	$253,210,315
Change in net assets from operations	$251,941,912

See Notes to Financial Statements

19

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 8/31
	2013	2012
Change in net assets
From operations
Net investment loss	$(1,268,403)	$(5,669,057)
Net realized gain (loss) on investments and foreign currency	121,746,838	49,662,827
Net unrealized gain (loss) on investments and foreign currency translation	131,463,477	46,881,266
Change in net assets from operations	$251,941,912	$90,875,036
Change in net assets from fund share transactions	$50,989,785	$48,781,380
Total change in net assets	$302,931,697	$139,656,416
Net assets
At beginning of period	1,013,751,621	874,095,205
At end of period (including accumulated net investment loss of $1,892,527 and $4,208,392, respectively)	$1,316,683,318	$1,013,751,621

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 8/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$9.57	$8.73	$7.12	$6.31	$9.21
Income (loss) from investment operations
Net investment loss (d)	$(0.03)	$(0.07)	$(0.05)	$(0.04)	$(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	2.32	0.91	1.66	0.85	(2.88)
Total from investment operations	$2.29	$0.84	$1.61	$0.81	$(2.90)
Net asset value, end of period (x)	$11.86	$9.57	$8.73	$7.12	$6.31
Total return (%) (r)(s)(t)(x)	23.93	9.62	22.61	12.84	(31.49)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.24	1.26	1.28	1.34	1.42
Expenses after expense reductions (f)	1.23	1.25	1.28	1.34	1.42
Net investment loss	(0.30)	(0.74)	(0.52)	(0.60)	(0.38)
Portfolio turnover	58	63	86	78	141
Net assets at end of period (000 omitted)	$218,693	$191,462	$196,911	$167,816	$155,565

Class B	Years ended 8/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$8.63	$7.94	$6.52	$5.82	$8.56
Income (loss) from investment operations
Net investment loss (d)	$(0.10)	$(0.12)	$(0.10)	$(0.09)	$(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency	2.08	0.81	1.52	0.79	(2.68)
Total from investment operations	$1.98	$0.69	$1.42	$0.70	$(2.74)
Net asset value, end of period (x)	$10.61	$8.63	$7.94	$6.52	$5.82
Total return (%) (r)(s)(t)(x)	22.94	8.69	21.78	12.03	(32.01)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.99	2.01	2.03	2.09	2.18
Expenses after expense reductions (f)	1.98	2.01	2.03	2.09	2.18
Net investment loss	(1.05)	(1.49)	(1.24)	(1.37)	(1.11)
Portfolio turnover	58	63	86	78	141
Net assets at end of period (000 omitted)	$17,881	$18,918	$24,759	$29,392	$46,214

See Notes to Financial Statements

21

Financial Highlights – continued

Class C	Years ended 8/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$8.44	$7.76	$6.38	$5.69	$8.36
Income (loss) from investment operations
Net investment loss (d)	$(0.10)	$(0.12)	$(0.10)	$(0.09)	$(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency	2.04	0.80	1.48	0.78	(2.61)
Total from investment operations	$1.94	$0.68	$1.38	$0.69	$(2.67)
Net asset value, end of period (x)	$10.38	$8.44	$7.76	$6.38	$5.69
Total return (%) (r)(s)(t)(x)	22.99	8.76	21.63	12.13	(31.94)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.99	2.01	2.03	2.09	2.17
Expenses after expense reductions (f)	1.98	2.01	2.03	2.09	2.17
Net investment loss	(1.06)	(1.49)	(1.26)	(1.35)	(1.12)
Portfolio turnover	58	63	86	78	141
Net assets at end of period (000 omitted)	$32,334	$28,647	$29,123	$26,724	$26,786

Class I	Years ended 8/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$9.87	$8.99	$7.31	$6.46	$9.40
Income (loss) from investment operations
Net investment income (loss) (d)	$0.01	$(0.05)	$(0.02)	$(0.03)	$(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	2.38	0.93	1.70	0.88	(2.93)
Total from investment operations	$2.39	$0.88	$1.68	$0.85	$(2.94)
Net asset value, end of period (x)	$12.26	$9.87	$8.99	$7.31	$6.46
Total return (%) (r)(s)(x)	24.21	9.79	22.98	13.16	(31.28)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.96	1.00	1.03	1.09	1.17
Expenses after expense reductions (f)	0.96	1.00	1.03	1.09	1.17
Net investment income (loss)	0.13	(0.49)	(0.27)	(0.35)	(0.13)
Portfolio turnover	58	63	86	78	141
Net assets at end of period (000 omitted)	$8,986	$764,857	$613,721	$486,162	$458,652

See Notes to Financial Statements

22

Financial Highlights – continued

Class R1	Years ended 8/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$8.60	$7.91	$6.50	$5.80	$8.53
Income (loss) from investment operations
Net investment loss (d)	$(0.10)	$(0.12)	$(0.10)	$(0.09)	$(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency	2.08	0.81	1.51	0.79	(2.67)
Total from investment operations	$1.98	$0.69	$1.41	$0.70	$(2.73)
Net asset value, end of period (x)	$10.58	$8.60	$7.91	$6.50	$5.80
Total return (%) (r)(s)(x)	23.02	8.72	21.69	12.07	(32.00)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.99	2.01	2.03	2.09	2.17
Expenses after expense reductions (f)	1.98	2.01	2.03	2.09	2.17
Net investment loss	(1.05)	(1.49)	(1.26)	(1.35)	(1.13)
Portfolio turnover	58	63	86	78	141
Net assets at end of period (000 omitted)	$1,949	$1,777	$1,861	$1,811	$1,844

Class R2	Years ended 8/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$9.27	$8.48	$6.94	$6.16	$9.01
Income (loss) from investment operations
Net investment loss (d)	$(0.06)	$(0.09)	$(0.07)	$(0.06)	$(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	2.25	0.88	1.61	0.84	(2.82)
Total from investment operations	$2.19	$0.79	$1.54	$0.78	$(2.85)
Net asset value, end of period (x)	$11.46	$9.27	$8.48	$6.94	$6.16
Total return (%) (r)(s)(x)	23.62	9.32	22.19	12.66	(31.63)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.49	1.51	1.53	1.59	1.67
Expenses after expense reductions (f)	1.48	1.51	1.53	1.59	1.67
Net investment loss	(0.56)	(0.99)	(0.76)	(0.85)	(0.61)
Portfolio turnover	58	63	86	78	141
Net assets at end of period (000 omitted)	$4,449	$4,357	$4,614	$4,143	$4,233

See Notes to Financial Statements

23

Financial Highlights – continued

Class R3	Years ended 8/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$9.52	$8.69	$7.09	$6.28	$9.17
Income (loss) from investment operations
Net investment loss (d)	$(0.03)	$(0.07)	$(0.04)	$(0.04)	$(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	2.31	0.90	1.64	0.85	(2.87)
Total from investment operations	$2.28	$0.83	$1.60	$0.81	$(2.89)
Net asset value, end of period (x)	$11.80	$9.52	$8.69	$7.09	$6.28
Total return (%) (r)(s)(x)	23.95	9.55	22.57	12.90	(31.52)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.24	1.25	1.28	1.34	1.43
Expenses after expense reductions (f)	1.23	1.25	1.28	1.34	1.42
Net investment loss	(0.31)	(0.74)	(0.49)	(0.61)	(0.39)
Portfolio turnover	58	63	86	78	141
Net assets at end of period (000 omitted)	$2,000	$1,617	$1,364	$1,478	$1,544

Class R4	Years ended 8/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$9.70	$8.82	$7.18	$6.34	$9.24
Income (loss) from investment operations
Net investment loss (d)	$(0.01)	$(0.05)	$(0.02)	$(0.03)	$(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	2.35	0.93	1.66	0.87	(2.89)
Total from investment operations	$2.34	$0.88	$1.64	$0.84	$(2.90)
Net asset value, end of period (x)	$12.04	$9.70	$8.82	$7.18	$6.34
Total return (%) (r)(s)(x)	24.12	9.98	22.84	13.25	(31.39)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.99	1.00	1.03	1.09	1.12
Expenses after expense reductions (f)	0.98	1.00	1.03	1.09	1.11
Net investment loss	(0.06)	(0.49)	(0.27)	(0.35)	(0.07)
Portfolio turnover	58	63	86	78	141
Net assets at end of period (000 omitted)	$355	$256	$199	$159	$136

See Notes to Financial Statements

24

Financial Highlights – continued

Class R5	Period ended 8/31/13 (i)
Net asset value, beginning of period	$10.30
Income (loss) from investment operations
Net investment loss (d)	$(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	1.98
Total from investment operations	$1.97
Net asset value, end of period (x)	$12.27
Total return (%) (r)(s)(x)	19.13	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.93	(a)
Expenses after expense reductions (f)	0.92	(a)
Net investment loss	(0.08)	(a)
Portfolio turnover	58
Net assets at end of period (000 omitted)	$1,027,324

Class 529A	Years ended 8/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$9.35	$8.54	$6.97	$6.18	$9.04
Income (loss) from investment operations
Net investment loss (d)	$(0.03)	$(0.07)	$(0.05)	$(0.05)	$(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	2.27	0.88	1.62	0.84	(2.83)
Total from investment operations	$2.24	$0.81	$1.57	$0.79	$(2.86)
Net asset value, end of period (x)	$11.59	$9.35	$8.54	$6.97	$6.18
Total return (%) (r)(s)(t)(x)	23.96	9.48	22.53	12.78	(31.64)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.34	1.35	1.38	1.44	1.57
Expenses after expense reductions (f)	1.24	1.30	1.37	1.44	1.56
Net investment loss	(0.33)	(0.79)	(0.62)	(0.69)	(0.52)
Portfolio turnover	58	63	86	78	141
Net assets at end of period (000 omitted)	$1,844	$1,231	$949	$685	$507

See Notes to Financial Statements

25

Financial Highlights – continued

Class 529B	Years ended 8/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$8.50	$7.81	$6.42	$5.73	$8.45
Income (loss) from investment operations
Net investment loss (d)	$(0.11)	$(0.12)	$(0.11)	$(0.09)	$(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency	2.05	0.81	1.50	0.78	(2.65)
Total from investment operations	$1.94	$0.69	$1.39	$0.69	$(2.72)
Net asset value, end of period (x)	$10.44	$8.50	$7.81	$6.42	$5.73
Total return (%) (r)(s)(t)(x)	22.82	8.83	21.65	12.04	(32.19)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.09	2.11	2.13	2.19	2.25
Expenses after expense reductions (f)	2.03	2.06	2.12	2.19	2.25
Net investment loss	(1.11)	(1.54)	(1.34)	(1.44)	(1.27)
Portfolio turnover	58	63	86	78	141
Net assets at end of period (000 omitted)	$287	$243	$264	$271	$219

Class 529C	Years ended 8/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$8.30	$7.63	$6.28	$5.61	$8.26
Income (loss) from investment operations
Net investment loss (d)	$(0.10)	$(0.12)	$(0.11)	$(0.09)	$(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency	2.00	0.79	1.46	0.76	(2.59)
Total from investment operations	$1.90	$0.67	$1.35	$0.67	$(2.65)
Net asset value, end of period (x)	$10.20	$8.30	$7.63	$6.28	$5.61
Total return (%) (r)(s)(t)(x)	22.89	8.78	21.50	11.94	(32.08)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.09	2.10	2.13	2.19	2.27
Expenses after expense reductions (f)	2.03	2.05	2.12	2.19	2.27
Net investment loss	(1.11)	(1.54)	(1.37)	(1.45)	(1.24)
Portfolio turnover	58	63	86	78	141
Net assets at end of period (000 omitted)	$582	$386	$330	$239	$205

See Notes to Financial Statements

26

Financial Highlights – continued

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class inception, January 2, 2013, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

27

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Mid Cap Growth Fund (the fund) is a series of MFS Series Trust IV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In January 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities which is intended to clarify the scope of Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities. Consistent with the effective date for ASU 2011-11, ASU 2013-01 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. Although still evaluating the potential impact of these two ASUs to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the

28

Notes to Financial Statements – continued

last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases,

29

Notes to Financial Statements – continued

an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$1,291,319,349	$—	$—	$1,291,319,349
Short Term Securities	—	19,194,914	—	19,194,914
Mutual Funds	26,818,119	—	—	26,818,119
Total Investments	$1,318,137,468	$19,194,914	$—	$1,337,332,382

For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund entered into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – JPMorgan Chase and Co. (“Chase”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in repurchase agreements with approved counterparties. Collateral for securities loaned is held at carrying value, which approximates fair value. If the collateral for securities loaned was carried at fair

30

Notes to Financial Statements – continued

value, its fair value would be considered level 2 under the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. For the year ended August 31, 2013, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items

31

Notes to Financial Statements – continued

of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating losses.

The fund declared no distributions for the years ended August 31, 2013 and August 31, 2012.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/13
Cost of investments	$1,060,078,905
Gross appreciation	289,882,109
Gross depreciation	(12,628,632)
Net unrealized appreciation (depreciation)	$277,253,477
Capital loss carryforwards	(156,687,960)
Late year ordinary loss deferral	(1,855,972)
Other temporary differences	(38,038)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after August 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of August 31, 2013, the fund had capital loss carryforwards available to offset future realized gains. Such pre-enactment losses expire as follows:

8/31/18	$(156,687,960)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $3 billion of average daily net assets	0.75%
Average daily net assets in excess of $3 billion	0.70%

32

Notes to Financial Statements – continued

The investment adviser has agreed in writing to reduce its management fee to 0.70% of average daily net assets in excess of $1 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2014. For the year ended August 31, 2013, this management fee reduction amounted to $84,426, which is shown as a reduction of total expenses in the Statement of Operations. Effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period April 1, 2013 through August 31, 2013, this management fee reduction amounted to $2,888, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2013 was equivalent to an annual effective rate of 0.74% of the fund’s average daily net assets.

Effective January 1, 2013, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R5	529A	529B	529C
1.30%	2.05%	2.05%	1.05%	2.05%	1.55%	1.30%	1.05%	0.95%	1.35%	2.10%	2.10%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2014. For the period January 1, 2013 through August 31, 2013, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $32,935 and $1,456 for the year ended August 31, 2013, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and

33

Notes to Financial Statements – continued

another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$507,489
Class B	0.75%	0.25%	1.00%	1.00%	183,195
Class C	0.75%	0.25%	1.00%	1.00%	300,540
Class R1	0.75%	0.25%	1.00%	1.00%	17,912
Class R2	0.25%	0.25%	0.50%	0.50%	20,960
Class R3	—	0.25%	0.25%	0.25%	4,571
Class 529A	—	0.25%	0.25%	0.21%	3,680
Class 529B	0.75%	0.25%	1.00%	1.00%	2,658
Class 529C	0.75%	0.25%	1.00%	1.00%	4,531
Total Distribution and Service Fees					$1,045,536

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2013 based on each class’s average daily net assets. Effective January 1, 2013, MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its subsidiaries’ seed money. For the period January 1, 2013 through August 31, 2013, this rebate amounted to $5,663, $333, $835, $601, and $5 for Class A, Class B, Class C, Class 529A, and Class 529C, respectively, and is reflected as a reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2013, were as follows:

Amount
Class A	$2,684
Class B	22,601
Class C	1,162
Class 529B	15
Class 529C	34

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to

34

Notes to Financial Statements – continued

0.10% of the average daily net assets attributable to each 529 share class. MFD has agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement will expire on December 31, 2014, unless MFD elects to extend the waiver. For the year ended August 31, 2013, this waiver amounted to $1,095 and is reflected as a reduction of total expenses in the Statement of Operations. The program manager fee incurred for the year ended August 31, 2013 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended August 31, 2013, were as follows:

	Fee	Waiver
Class 529A	$1,471	$736
Class 529B	266	133
Class 529C	453	226
Total Program Manager Fees and Waivers	$2,190	$1,095

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2013, the fee was $332,669, which equated to 0.0284% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended August 31, 2013, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $439,779.

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended August 31, 2013, these costs for the fund amounted to $968,453 and are reflected in the “Shareholder servicing costs” in the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2013 was equivalent to an annual effective rate of 0.0136% of the fund’s average daily net assets.

35

Notes to Financial Statements – continued

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $568 and the Retirement Deferral plan resulted in an expense of $7,723. Both amounts are included in independent Trustees’ compensation for the year ended August 31, 2013. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $36,791 at August 31, 2013, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended August 31, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $7,809 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $3,204, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

36

Notes to Financial Statements – continued

On December 31, 2012, MFS purchased 9,709 shares of Class R5 for an aggregate amount of $100,000.

At August 31, 2013, MFS held 71% and 71% of the outstanding shares of Class R4 and Class 529B, respectively.

(4) Portfolio Securities

Purchases and sales of investments, other than short-term obligations, aggregated $712,410,693 and $667,418,585, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/13 (i)		Year ended 8/31/12
	Shares	Amount	Shares	Amount
Shares sold
Class A	2,202,218	$24,087,716	2,032,933	$18,532,245
Class B	182,857	1,768,222	212,845	1,756,764
Class C	308,951	2,989,423	363,151	2,980,036
Class I	4,830,110	48,689,987	12,928,071	118,457,281
Class R1	31,558	309,168	34,162	286,774
Class R2	46,981	492,733	55,115	488,631
Class R3	29,792	326,268	29,607	264,375
Class R4	5,470	60,110	4,342	39,044
Class R5	86,399,426	923,376,064	—	—
Class 529A	45,412	485,244	30,739	267,872
Class 529B	1,140	10,708	752	6,169
Class 529C	18,580	177,441	11,363	89,242
	94,102,495	$1,002,773,084	15,703,080	$143,168,433

Shares reacquired
Class A	(3,761,781)	$(40,211,942)	(4,581,043)	$(41,597,617)
Class B	(689,565)	(6,575,235)	(1,141,720)	(9,393,380)
Class C	(587,326)	(5,461,570)	(723,180)	(5,790,321)
Class I	(81,554,676)	(866,349,774)	(3,769,861)	(35,593,703)
Class R1	(53,829)	(499,723)	(62,916)	(516,442)
Class R2	(128,633)	(1,248,430)	(129,275)	(1,136,338)
Class R3	(30,108)	(330,491)	(16,829)	(149,087)
Class R4	(2,359)	(27,587)	(489)	(4,563)
Class R5	(2,658,556)	(30,795,368)	—	—
Class 529A	(17,856)	(186,460)	(10,174)	(92,259)
Class 529B	(2,296)	(21,915)	(5,940)	(47,367)
Class 529C	(8,043)	(74,804)	(8,116)	(65,976)
	(89,495,028)	$(951,783,299)	(10,449,543)	$(94,387,053)

37

Notes to Financial Statements – continued

	Year ended 8/31/13 (i)		Year ended 8/31/12
	Shares	Amount	Shares	Amount
Net change
Class A	(1,559,563)	$(16,124,226)	(2,548,110)	$(23,065,372)
Class B	(506,708)	(4,807,013)	(928,875)	(7,636,616)
Class C	(278,375)	(2,472,147)	(360,029)	(2,810,285)
Class I	(76,724,566)	(817,659,787)	9,158,210	82,863,578
Class R1	(22,271)	(190,555)	(28,754)	(229,668)
Class R2	(81,652)	(755,697)	(74,160)	(647,707)
Class R3	(316)	(4,223)	12,778	115,288
Class R4	3,111	32,523	3,853	34,481
Class R5	83,740,870	892,580,696	—	—
Class 529A	27,556	298,784	20,565	175,613
Class 529B	(1,156)	(11,207)	(5,188)	(41,198)
Class 529C	10,537	102,637	3,247	23,266
	4,607,467	$50,989,785	5,253,537	$48,781,380

(i)	For Class R5, the period is from inception, January 2, 2013, through the stated period end.

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, the MFS Aggressive Allocation Fund, the MFS Conservative Allocation Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime Retirement Income Fund, and the Lifetime 2020 Fund were the owners of record of approximately 27%, 26%, 10%, 8%, 2%, 2%, 1%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2010 Fund, the MFS Lifetime 2015 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, and the MFS Lifetime 2055 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended August 31, 2013, the fund’s commitment fee and interest expense were $6,002 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

38

Notes to Financial Statements – continued

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	12,080,387	217,466,745	(202,729,013)	26,818,119

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$30,514	$26,818,119

39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IV and the Shareholders of MFS Mid Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Mid Cap Growth Fund (one of the portfolios comprising MFS Series Trust IV) (the “Fund”) as of August 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Mid Cap Growth Fund as of August 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 17, 2013

40

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Michael Hegarty (age 68)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A
J. Dale Sherratt (age 75)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until 2008)	N/A
Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (until 2008)	N/A
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

44

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank One Chase Manhattan Plaza New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
Eric Fischman
Paul Gordon

45

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2013 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2012 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

46

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2012, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 2nd quintile for the one-year period and the 5th quintile for the five-year period ended December 31, 2012 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

47

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $3 billion, and that MFS has agreed in writing to reduce its advisory fee on the Fund’s average daily net assets over $1 billion, which may not be changed without the Trustees’ approval. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the existing breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including

48

Board Review of Investment Advisory Agreement – continued

any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2013.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products” section of the MFS Web site (mfs.com).

49

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2013 income tax forms in January 2014.

50

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

51

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

52

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

August 31, 2013

MFS® MONEY MARKET FUND

MFS® GOVERNMENT

MONEY MARKET FUND

MCM-ANN

MFS® MONEY MARKET FUND

MFS® GOVERNMENT MONEY MARKET FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

Global economic trends appear to favor growth again despite risks created by the U.S. government’s gridlock. The U.S. economy’s slow but steady expansion is no longer the exception. The eurozone has emerged from its 18-month-long recession, with Germany leading the way. China’s monthly gauges of economic activity once again point toward expansion. And Japan is picking up momentum in response to its government’s and central bank’s aggressive program of monetary easing.

However, geopolitical risks have risen, with violence erupting in Egypt and Syria and the possibility of further unrest in the Middle East. The U.S. Federal Reserve’s expected tapering of its bond-buying stimulus program has weighed on global markets since May. Emerging markets, including Brazil and India, have borne much of the brunt, as their currency values have dropped and nervous investors have fled to safety elsewhere. In Europe, unemployment persists at historically high levels. The trend towards a pickup in global growth, while encouraging, appears tenuous, particularly with the risk of a U.S. debt default.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process employs integrated, global research and active risk management. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We are mindful of the many economic challenges investors face, and believe it is more important than ever to maintain a long-term view and employ time-tested principles, such as asset allocation and diversification. We remain confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

October 17, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

MFS MONEY MARKET FUND

Portfolio structure (u)

Composition including fixed income credit quality (a)(u)
A-1+	31.1%
A-1	61.1%
A-2	7.7%
Not Rated	0.0%
Cash & Other	0.1%

Maturity breakdown (u)
0 - 7 days	25.9%
8 - 29 days	16.6%
30 - 59 days	30.9%
60 - 89 days	9.4%
90 - 365 days	17.1%
Other Assets Less Liabilities	0.1%

MFS GOVERNMENT MONEY MARKET FUND

Portfolio structure (u)

Composition including fixed income credit quality (a)(u)
A-1+	26.5%
A-1	69.4%
A-2	4.3%
Not Rated	0.0%
Cash & Other	(0.2)%

Maturity breakdown (u)
0 - 7 days	23.9%
8 - 29 days	12.8%
30 - 59 days	35.0%
60 - 89 days	17.3%
90 - 365 days	11.2%
Other Assets Less Liabilities	(0.2)%

2

Portfolio Composition – continued

(a)	Ratings are assigned to portfolio securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Cash & Other portfolio assets that are not securities are not included in the categories mentioned above. Ratings are shown in the S&P scale. All ratings are subject to change. The fund is not rated by these agencies.
(u)	For purposes of this presentation, accrued interest, where applicable, is included.

From time to time “Other Assets Less Liabilities” may be negative due to timing of cash receipts.

Percentages are based on net assets as of 8/31/13.

The portfolio is actively managed and current holdings may be different.

3

PERFORMANCE SUMMARY THROUGH 8/31/13

Total returns as well as the current 7-day yield have been provided for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Although each fund seeks to preserve the value of your investment at $1.00 per share, you could lose money on your investment in the fund. An investment in either fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

MFS Money Market Fund	MFS Government Money Market Fund
Inception: 12/19/75	Inception: 2/26/82
1-Year Total Return (without sales charge): 0.00%	1-Year Total Return (without sales charge): 0.00%
Current 7-day yield: 0.00%	Current 7-day yield: 0.00%

Yields quoted are based on the latest seven days ended as of August 31, 2013, with dividends annualized. The yield quotations more closely reflect the current earnings of the funds than the total return quotations. Shares of the funds can be purchased at net asset value without a sales charge. Certain shares of each fund acquired through an exchange may be subject to a contingent deferred sales charge upon redemption depending on when the shares exchanged were originally purchased. See the notes to financial statements for more details.

Notes to Performance Summary

Performance results reflect any applicable expense subsidies, waivers and adjustments in effect during the periods shown. Subsidies and fee waivers may be imposed to enhance a fund’s yield or to avoid a negative yield during periods when the fund’s operating expenses have a significant impact on the fund’s yield due to lower interest rates. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectuses and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gain distributions.

4

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

March 1, 2013 through August 31, 2013

As a shareholder of the funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; and other fund expenses.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2013 through August 31, 2013.

Actual Expenses

The first line in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following tables provides information about hypothetical account values and hypothetical expenses based on each fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line in the following tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

5

Expense Table – continued

MFS MONEY MARKET FUND

	Annualized Expense Ratio	Beginning Account Value 3/01/13	Ending Account Value 8/31/13	Expenses Paid During Period (p) 3/01/13-8/31/13
Actual	0.14%	$1,000.00	$1,000.00	$0.71
Hypothetical (h)	0.14%	$1,000.00	$1,024.50	$0.71

MFS GOVERNMENT MONEY MARKET FUND

	Annualized Expense Ratio	Beginning Account Value 3/01/13	Ending Account Value 8/31/13	Expenses Paid During Period (p) 3/01/13-8/31/13
Actual	0.11%	$1,000.00	$1,000.00	$0.55
Hypothetical (h)	0.11%	$1,000.00	$1,024.65	$0.56

(h)	5% class return per year before expenses.
(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Tables

As more fully disclosed in footnote 3 to the financial statements, the expense ratios reported above include additional expense reductions to avoid a negative yield.

6

PORTFOLIO OF INVESTMENTS

8/31/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

MFS MONEY MARKET FUND

Certificates of Deposit - 16.9%
Issuer	Shares/Par	Value ($)

Major Banks - 9.5%
Bank of Montreal/Chicago Branch, 0.1%, due 9/04/13	$14,431,000	$14,431,000
Bank of Nova Scotia/Houston Branch, 0.12%, due 10/18/13	15,200,000	15,200,000
Chase Bank USA N.A., 0.22%, due 12/04/13	8,680,000	8,680,000

		$38,311,000
Other Banks & Diversified Financials - 7.4%
Branch Banking & Trust Co., 0.11%, due 10/01/13	$15,010,000	$15,010,000
Mizuho Corporate Bank (USA)/New York Branch, 0.22%, due 9/17/13	14,970,000	14,970,000

		$29,980,000
Total Certificates of Deposit, at Cost and Value		$68,291,000

Commercial Paper (y) - 29.1%
Automotive - 4.7%
American Honda Finance Corp., 0.09%, due 10/08/13	$5,020,000	$5,019,536
Toyota Motor Credit Corp., 0.11%, due 9/06/13	6,556,000	6,555,900
Toyota Motor Credit Corp., 0.11%, due 10/15/13	7,354,000	7,353,011

		$18,928,447
Consumer Products - 1.2%
Kimberly Clark Worldwide, Inc., 0.06%, due 9/06/13 (t)	$5,000,000	$4,999,958

Financial Institutions - 1.9%
General Electric Capital Corp., 0.15%, due 11/13/13	$7,509,000	$7,506,715

Food & Beverages - 8.8%
Anheuser-Busch InBev Worldwide, Inc., 0.21%, due 9/18/13 (t)	$310,000	$309,969
Anheuser-Busch InBev Worldwide, Inc., 0.24%, due 1/27/14 (t)	14,810,000	14,795,387
Coca-Cola Co., 0.05%, due 9/23/13 (t)	3,679,000	3,678,888
Coca-Cola Co., 0.13%, due 10/24/13 (t)	7,726,000	7,724,521
Coca-Cola Co., 0.13%, due 10/25/13 (t)	3,863,000	3,862,247
PepsiCo, Inc., 0.05%, due 9/10/13 (t)	5,307,000	5,306,934

		$35,677,946
Major Banks - 11.0%
ANZ National (International) Ltd., 0.19%, due 9/27/13 (t)	$1,000,000	$999,863
ANZ National (International) Ltd., 0.24%, due 10/09/13 (t)	7,213,000	7,211,173
JPMorgan Chase & Co., 0.22%, due 12/09/13	6,387,000	6,383,136

7

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Commercial Paper (y) - continued
Major Banks - continued
National Australia Funding (Delaware), Inc., 0.175%, due 11/18/13 (t)	$15,158,000	$15,152,253
Wells Fargo & Co., 0.18%, due 12/06/13	14,765,000	14,757,913

		$44,504,338
Retailers - 1.5%
Wal-Mart Stores, Inc., 0.1%, due 9/23/13 (t)	$6,000,000	$5,999,633
Total Commercial Paper, at Amortized Cost and Value		$117,617,037

U.S. Government Agencies and Equivalents (y) - 41.9%
Fannie Mae, 0.085%, due 12/11/13	$4,200,000	$4,198,998
Federal Home Loan Bank, 0.045%, due 9/04/13	15,180,000	15,179,943
Federal Home Loan Bank, 0.04%, due 9/11/13	10,200,000	10,199,887
Federal Home Loan Bank, 0.065%, due 10/11/13	15,180,000	15,178,904
Federal Home Loan Bank, 0.055%, due 10/16/13	9,378,000	9,377,355
Federal Home Loan Bank, 0.065%, due 10/18/13	4,000,000	3,999,661
U.S. Treasury Bill, 0.055%, due 9/05/13	15,250,000	15,249,907
U.S. Treasury Bill, 0.04%, due 9/12/13	10,000,000	9,999,878
U.S. Treasury Bill, 0.048%, due 9/19/13	15,400,000	15,399,634
U.S. Treasury Bill, 0.098%, due 10/03/13	25,000,000	24,997,833
U.S. Treasury Bill, 0.093%, due 10/10/13	10,000,000	9,998,998
U.S. Treasury Bill, 0.043%, due 11/14/13	15,180,000	15,178,674
U.S. Treasury Bill, 0.085%, due 12/05/13	15,390,000	15,386,548
U.S. Treasury Bill, 0.09%, due 12/19/13	5,000,000	4,998,637
Total U.S. Government Agencies and Equivalents, at Amortized Cost and Value		$169,344,857

Floating Rate Demand Notes - 4.3%
East Baton Rouge, LA, Pollution Control Rev. (Exxon Mobil Corp.), 0.03%, 9/03/13	8,700,000	$8,700,000
Lincoln County, WY, Pollution Control Rev. (Exxon Mobil Corp.), 0.03%, 9/03/13	8,400,000	8,400,000
Total Floating Rate Demand Notes, at Cost and Value		$17,100,000

Repurchase Agreements - 7.7%
Goldman Sachs Repurchase Agreement, 0.04%, dated 8/30/13, due 9/03/13, total to be received $31,222,139 (secured by U.S. Treasury and Federal Agency obligations valued at $31,846,450 in a jointly traded account), at Cost and Value	$31,222,000	$31,222,000
Total Investments, at Amortized Cost and Value		$403,574,894

Other Assets, Less Liabilities - 0.1%		542,379
Net Assets - 100.0%		$404,117,273

8

Portfolio of Investments – continued

MFS GOVERNMENT MONEY MARKET FUND

Issuer	Shares/Par	Value ($)

U.S. Government Agencies and Equivalents (y) - 95.8%
Fannie Mae, 0.07%, due 9/04/13	$100,000	$99,999
Fannie Mae, 0.085%, due 12/11/13	100,000	99,976
Federal Home Loan Bank, 0.045%, due 9/04/13	510,000	509,998
Federal Home Loan Bank, 0.07%, due 9/04/13	468,000	467,997
Federal Home Loan Bank, 0.09%, due 9/04/13	485,000	484,996
Federal Home Loan Bank, 0.04%, due 9/11/13	510,000	509,995
Federal Home Loan Bank, 0.13%, due 9/18/13	144,000	143,991
Federal Home Loan Bank, 0.12%, due 9/20/13	110,000	109,993
Federal Home Loan Bank, 0.07%, due 10/09/13	700,000	699,948
Federal Home Loan Bank, 0.065%, due 10/11/13	510,000	509,963
Federal Home Loan Bank, 0.065%, due 10/18/13	400,000	399,966
Federal Home Loan Bank, 0.06%, due 11/01/13	400,000	399,960
Federal Home Loan Bank, 0.13%, due 11/22/13	300,000	299,911
Freddie Mac, 0.06%, due 9/03/13	400,000	399,999
Freddie Mac, 0.09%, due 9/13/13	250,000	249,993
Freddie Mac, 0.075%, due 10/08/13	440,000	439,966
Freddie Mac, 0.05%, due 10/15/13	400,000	399,976
Freddie Mac, 0.055%, due 10/15/13	500,000	499,966
Freddie Mac, 0.08%, due 10/15/13	572,000	571,944
Freddie Mac, 0.125%, due 11/04/13	263,000	262,942
Freddie Mac, 0.045%, due 11/25/13	510,000	509,946
Freddie Mac, 0.11%, due 12/03/13	300,000	299,915
Freddie Mac, 0.12%, due 1/14/14	400,000	399,820
U.S. Treasury Bill, 0.055%, due 9/05/13	510,000	509,997
U.S. Treasury Bill, 0.04%, due 9/12/13	300,000	299,996
U.S. Treasury Bill, 0.048%, due 9/19/13	300,000	299,993
U.S. Treasury Bill, 0.098%, due 10/03/13	655,000	654,943
U.S. Treasury Bill, 0.093%, due 10/10/13	250,000	249,975
U.S. Treasury Bill, 0.043%, due 11/14/13	510,000	509,955
U.S. Treasury Bill, 0.12%, due 11/14/13	200,000	199,951
U.S. Treasury Bill, 0.085%, due 12/05/13	520,000	519,883
U.S. Treasury Bill, 0.09%, due 12/19/13	100,000	99,973
Total U.S. Government Agencies and Equivalents, at Amortized Cost and Value		$12,115,826

Repurchase Agreements - 4.4%
Goldman Sachs Repurchase Agreement, 0.04%, dated 8/30/13, due 9/03/13, total to be received $550,002 (secured by U.S. Treasury and Federal Agency obligations valued at $561,000 in a jointly traded account), at Cost and Value	$550,000	$550,000
Total Investments, at Amortized Cost and Value		$12,665,826

Other Assets, Less Liabilities - (0.2)%		(21,325)
Net Assets - 100.0%		$12,644,501

9

Portfolio of Investments – continued

(t)	Security exempt from registration with the U.S. Securities and Exchange Commission under Section 4(2) of the Securities Act of 1933.
(y)	The rate shown represents an annualized yield at time of purchase.

See Notes to Financial Statements

10

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/13

These statements represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of each fund.

MFS MONEY MARKET FUND

Assets
Investments, at amortized cost and value	$403,574,894
Cash	650
Receivables for
Fund shares sold	1,686,240
Interest	15,424
Receivable from investment adviser	98,755
Other assets	657
Total assets	$405,376,620
Liabilities
Payable for fund shares reacquired	$988,837
Payable to affiliates for shareholder servicing costs	214,505
Payable for independent Trustees’ compensation	13,482
Accrued expenses and other liabilities	42,523
Total liabilities	$1,259,347
Net assets	$404,117,273
Net assets consist of
Paid-in capital	$404,679,533
Accumulated net realized gain (loss) on investments	(547,021)
Accumulated distributions in excess of net investment income	(15,239)
Net assets	$404,117,273
Shares of beneficial interest outstanding	404,699,482
Net asset value per share (net assets of $404,117,273 / 404,699,482 shares of beneficial interest outstanding)	$1.00

A contingent deferred sales charge may be imposed on redemptions.

See Notes to Financial Statements

11

Statement of Assets and Liabilities – continued

MFS GOVERNMENT MONEY MARKET FUND

Assets
Investments, at amortized cost and value	$12,665,826
Cash	233
Receivable from investment adviser	16,084
Other assets	57
Total assets	$12,682,200
Liabilities
Payable for fund shares reacquired	$2,058
Payable to affiliates for shareholder servicing costs	3,085
Payable for independent Trustees’ compensation	2,204
Accrued expenses and other liabilities	30,352
Total liabilities	$37,699
Net assets	$12,644,501
Net assets consist of
Paid-in capital	$12,646,985
Accumulated distributions in excess of net investment income	(2,484)
Net assets	$12,644,501
Shares of beneficial interest outstanding	12,649,499
Net asset value per share (net assets of $12,644,501 / 12,649,499 shares of beneficial interest outstanding)	$1.00

A contingent deferred sales charge may be imposed on redemptions.

See Notes to Financial Statements

12

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/13

These statements describe how much each fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by each fund’s operations.

MFS MONEY MARKET FUND

Net investment income
Interest income	$595,696
Expenses
Management fee	$1,546,797
Shareholder servicing costs	727,335
Administrative services fee	60,278
Independent Trustees’ compensation	11,368
Custodian fee	32,822
Shareholder communications	18,816
Audit and tax fees	36,403
Legal fees	3,517
Miscellaneous	68,156
Total expenses	$2,505,492
Fees paid indirectly	(26,011)
Reduction of expenses by investment adviser	(1,883,785)
Net expenses	$595,696
Net investment income	$0
Change in net assets from operations	$0

See Notes to Financial Statements

13

Statement of Operations – continued

MFS GOVERNMENT MONEY MARKET FUND

Net investment income
Interest income	$15,455
Expenses
Management fee	$53,332
Shareholder servicing costs	19,252
Administrative services fee	17,500
Independent Trustees’ compensation	1,394
Custodian fee	7,160
Shareholder communications	3,250
Audit and tax fees	30,890
Legal fees	137
Registration fees	16,625
Miscellaneous	8,416
Total expenses	$157,956
Fees paid indirectly	(2,674)
Reduction of expenses by investment adviser	(139,827)
Net expenses	$15,455
Net investment income	$0
Change in net assets from operations	$0

See Notes to Financial Statements

14

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

MFS MONEY MARKET FUND

	Years ended 8/31
	2013	2012
Change in net assets
From operations
Net investment income	$0	$0
Change in net assets from operations	$0	$0
Fund share (principal) transactions at net asset value of $1 per share
Net proceeds from sale of shares	238,001,117	182,715,286
Cost of shares reacquired	(236,872,941)	(244,575,183)
Change in net assets from fund share transactions	$1,128,176	$(61,859,897)
Total change in net assets	$1,128,176	$(61,859,897)
Net assets
At beginning of period	402,989,097	464,848,994
At end of period (including accumulated distributions in excess of net investment income of $15,239 and $18,312, respectively)	$404,117,273	$402,989,097

See Notes to Financial Statements

15

Statements of Changes in Net Assets – continued

MFS GOVERNMENT MONEY MARKET FUND

	Years ended 8/31
	2013	2012
Change in net assets
From operations
Net investment income	$0	$0
Change in net assets from operations	$0	$0
Fund share (principal) transactions at net asset value of $1 per share
Cost of shares reacquired	(1,420,332)	(2,099,271)
Change in net assets from fund share transactions	$(1,420,332)	$(2,099,271)
Total change in net assets	$(1,420,332)	$(2,099,271)
Net assets
At beginning of period	14,064,833	16,164,104
At end of period (including accumulated distributions in excess of net investment income of $2,484 and $2,973, respectively)	$12,644,501	$14,064,833

See Notes to Financial Statements

16

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in each fund’s share class (assuming reinvestment of all distributions) held for the entire period.

MFS MONEY MARKET FUND

	Years ended 8/31
	2013	2012	2011		2010		2009
Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00	$0.00	$0.00		$0.00		$0.01
Net realized and unrealized gain (loss) on investments	—	—	(0.00	)(w)	0.00	(w)	(0.01)
Total from investment operations	$0.00	$0.00	$(0.00	)(w)	$0.00	(w)	$0.00	(w)
Less distributions declared to shareholders
From net investment income	$—	$—	$—		$(0.00	)(w)	$(0.00	)(w)
From tax return of capital	—	—	—		(0.00	)(w)	—
Total distributions declared to shareholders	—	—	—		(0.00	)(w)	(0.00	)(w)
Net asset value, end of period	$1.00	$1.00	$1.00		$1.00		$1.00
Total return (%) (r)(t)	0.00	0.00	0.00		0.00	(w)	0.41
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.65	0.64	0.64		0.63		0.68
Expenses after expense reductions (f)	0.16	0.13	0.21		0.28		0.40
Net investment income	0.00	0.00	0.00		0.00		0.50
Net assets at end of period (000 omitted)	$404,117	$402,989	$464,849		$508,566		$663,984

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01 and total return or ratio was less than 0.01%, as applicable.

See Notes to Financial Statements

17

Financial Highlights – continued

MFS GOVERNMENT MONEY MARKET FUND

	Years ended 8/31
	2013	2012	2011	2010		2009
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00		$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00	$0.00	$0.00	$0.00		$(0.00	)(w)
Less distribution declared to shareholders
From net investment income	$—	$—	$—	$(0.00	)(w)	$(0.00	)(w)
From tax return of capital	—	—	—	(0.00	)(w)	—
Total distribution declared to shareholders	$—	$—	$—	$(0.00	)(w)	$(0.00	)(w)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00		$1.00
Total return (%) (r)(t)	0.00	0.00	0.00	0.01		0.26
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.18	1.13	1.00	0.79		0.69
Expenses after expense reductions (f)	0.14	0.11	0.17	0.20		0.33
Net investment income	0.00	0.00	0.00	0.00		0.27
Net assets at end of period (000 omitted)	$12,645	$14,065	$16,164	$23,405		$39,413

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

18

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Money Market Fund and MFS Government Money Market Fund (the funds) are a series of MFS Series Trust IV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the funds’ Statements of Assets and Liabilities through the date that the financial statements were issued.

In January 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities which is intended to clarify the scope of Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities. Consistent with the effective date for ASU 2011-11, ASU 2013-01 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. Although still evaluating the potential impact of these two ASUs to the funds, management expects that the impact of the funds’ adoption will be limited to additional financial statement disclosures.

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the funds, management expects that the impact of the funds’ adoption will be limited to additional financial statement disclosures.

Investment Valuations – Pursuant to procedures approved by the Board of Trustees, investments held by the funds are generally valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as

19

Notes to Financial Statements – continued

adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument can be different from the market value of an instrument.

Various inputs are used in determining the value of the funds’ assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The funds’ assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2013 in valuing the funds’ assets or liabilities:

Investments at Value – Short Term Securities	Level 1	Level 2	Level 3	Total
MFS Money Market Fund	$—	$403,574,894	$—	$403,574,894
MFS Government Money Market Fund	$—	$12,665,826	$—	$12,665,826

For further information regarding security characteristics, see the Portfolios of Investments.

Repurchase Agreements – Each fund entered into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. Each fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The funds monitor, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the funds under each such repurchase agreement. The funds and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Indemnifications – Under each fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the funds. Additionally, in the normal course of business, each fund enters into agreements with service providers that may contain indemnification clauses. Each fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the funds that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles.

Fees Paid Indirectly – Each fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the funds. This amount, for the year ended August 31, 2013, is shown as a reduction of total expenses in the Statements of Operations.

20

Notes to Financial Statements – continued

Tax Matters and Distributions – Each fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. Each fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate the timing of recognition of certain expenses.

MFS Money Market Fund and MFS Government Money Market Fund declared no distributions for the years ended August 31, 2013 and August 31, 2012.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/13	MFS Money Market Fund	MFS Government Money Market Fund
Cost of investments	$403,574,894	$12,665,826
Capital loss carryforwards	(547,021)	—
Late year ordinary loss deferral	(1,765)	(283)
Other temporary differences	$(13,474)	$(2,201)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after August 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

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Notes to Financial Statements – continued

As of August 31, 2013, MFS Money Market Fund had capital loss carryforwards available to offset future realized gains as follows:

Pre-enactment losses which expire as follows:
8/31/15	$(35)
8/31/16	(124,119)
8/31/17	(422,794)
Total	$(546,948)

Post-enactment losses which are characterized as follows:
Short-Term	$(73)

(3) Transactions with Affiliates

Investment Adviser – Each fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the funds. Each fund’s management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.40%
Average daily net assets in excess of $1 billion	0.35%

During the year ended August 31, 2013, MFS voluntarily waived receipt of $1,545,939 and $53,303 of MFS Money Market Fund’s and MFS Government Money Market Fund’s management fees, respectively, in order to avoid a negative yield. For the year ended August 31, 2013, these waivers had the effect of reducing the management fee by 0.40% of average daily net assets on an annualized basis for MFS Money Market Fund and MFS Government Money Market Fund, respectively. Effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the funds’ Board of Trustees. For the period April 1, 2013 through August 31, 2013, this management fee reduction amounted to $858 and $29, which is shown as a reduction of total expenses in the Statements of Operations for MFS Money Market Fund and MFS Government Money Market Fund, respectively. The management fee incurred for the year ended August 31, 2013 was equivalent to an annual effective rate of 0.00% of average daily net assets for each of MFS Money Market Fund and MFS Government Money Market Fund.

In order to avoid a negative yield for the year ended August 31, 2013, MFS voluntarily agreed to reduce certain other expenses in the amount of $335,955 and $86,459, for MFS Money Market Fund and MFS Government Money Market Fund, respectively, which is shown as a reduction of total expenses in the Statements of Operations.

Distributor – Certain shares acquired through an exchange may be subject to a contingent deferred sales charge upon redemption depending on when the shares exchanged were originally purchased. Contingent deferred sales charges paid to MFS Distributors, Inc. (MFD) during the year ended August 31, 2013 for the MFS Money Market Fund and MFS Government Money Market Fund were $7,521 and $0, respectively.

22

Notes to Financial Statements – continued

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from each fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of each fund as determined periodically under the supervision of the funds’ Board of Trustees. For the year ended August 31, 2013, the fees were $303,637 and $8,331, which equated to 0.0785% and 0.0625% annually of each fund’s average daily net assets for MFS Money Market Fund and MFS Government Money Market Fund, respectively. MFSC also receives payment from each fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended August 31, 2013, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $423,698 and $10,921 for MFS Money Market Fund and MFS Government Money Market Fund, respectively.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to each fund. Under an administrative services agreement, each fund partially reimburses MFS the costs incurred to provide these services. Each fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2013 was equivalent to an annual effective rate of 0.0156% and 0.1313% of the fund’s average daily net assets for MFS Money Market Fund and MFS Government Money Market Fund, respectively.

Trustees’ and Officers’ Compensation – Each fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The funds do not pay compensation directly to Trustees or officers of the funds who are also officers of the investment adviser, all of whom receive remuneration for their services to the funds from MFS. Certain officers and Trustees of the funds are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the funds had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $1,604 and $265 for MFS Money Market Fund and MFS Government Money Market Fund, respectively, and is included in independent Trustees’ compensation for the year ended August 31, 2013. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $13,474 and $2,201 for MFS Money Market Fund and MFS Government Money Market Fund, respectively, at August 31, 2013, and is included in “Payable for independent Trustees’ compensation” in the Statements of Assets and Liabilities.

Other – These funds and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds

23

Notes to Financial Statements – continued

can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended August 31, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $2,768 and $93 for MFS Money Market Fund and MFS Government Money Market Fund, respectively, and are included in “Miscellaneous” expense in the Statements of Operations. MFS has agreed to reimburse the funds for a portion of the payments made by the funds in the amount of $1,033 and $36 for MFS Money Market Fund and MFS Government Money Market Fund, respectively, which is shown as a reduction of total expenses in the Statements of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

(4) Shares of Beneficial Interest

Each fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest.

The sale of each fund’s shares has been suspended except in certain circumstances. Please see each fund’s prospectus for details.

(5) Line of Credit

Each fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the funds and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended August 31, 2013, the funds’ commitment fee were $2,112 and $73 and interest expense were $0 and $0, for MFS Money Market Fund and MFS Government Money Market Fund, respectively, and are included in “Miscellaneous” expense in the Statements of Operations.

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IV and the Shareholders of MFS Money Market Fund and MFS Government Money Market Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MFS Money Market Fund and MFS Government Money Market Fund (two of the portfolios comprising MFS Series Trust IV) (the “Funds”) as of August 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of MFS Money Market Fund and MFS Government Money Market Fund as of August 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 17, 2013

25

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Michael Hegarty (age 68)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A
J. Dale Sherratt (age 75)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until 2008)	N/A
Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (until 2008)	N/A
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

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Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager
Edward O’Dette

30

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS Money Market Fund

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2013 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2012 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management

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Board Review of Investment Advisory Agreement – continued

and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2012, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s shares was in the 4th quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2012 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. In addition, the Trustees noted the market conditions affecting all money market funds, in particular the low interest rate environment, and MFS’ voluntary waiver of its fees to ensure that the Fund avoids a negative yield. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account

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Board Review of Investment Advisory Agreement – continued

any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the existing breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates

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Board Review of Investment Advisory Agreement – continued

under agreements and plans other than the investment advisory agreement. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2013.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products” section of the MFS Web site (mfs.com).

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Board Review of Investment Advisory Agreement – continued

MFS Government Money Market Fund

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2013 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2012 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense

35

Board Review of Investment Advisory Agreement – continued

information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2012, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s shares was in the 4th quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2012 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. In addition, the Trustees noted the market conditions affecting all money market funds, in particular the low interest rate environment, and MFS’ voluntary waiver of its fees to ensure that the Fund avoids a negative yield. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last

36

Board Review of Investment Advisory Agreement – continued

fiscal year), the Fund’s effective advisory fee rate was lower than the Lipper expense group median and the Fund’s total expense ratio was approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the existing breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates

37

Board Review of Investment Advisory Agreement – continued

under agreements and plans other than the investment advisory agreement. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2013.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products” section of the MFS Web site (mfs.com).

38

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

Each fund will notify shareholders of amounts for use in preparing 2013 income tax forms in January 2014.

39

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

40

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

41

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

August 31, 2013

MFS® GLOBAL NEW DISCOVERY FUND

GND-ANN

MFS® GLOBAL NEW DISCOVERY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

Global economic trends appear to favor growth again despite risks created by the U.S. government’s gridlock. The U.S. economy’s slow but steady expansion is no longer the exception. The eurozone has emerged from its 18-month-long recession, with Germany leading the way. China’s monthly gauges of economic activity once again point toward expansion. And Japan is picking up momentum in response to its government’s and central bank’s aggressive program of monetary easing.

However, geopolitical risks have risen, with violence erupting in Egypt and Syria and the possibility of further unrest in the Middle East. The U.S. Federal Reserve’s expected tapering of its bond-buying stimulus program has weighed on global markets since May. Emerging markets, including Brazil and India, have borne much of the brunt, as their currency values have dropped and nervous investors have fled to safety elsewhere. In Europe, unemployment persists at historically high levels. The trend towards a pickup in global growth, while encouraging, appears tenuous, particularly with the risk of a U.S. debt default.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process employs integrated, global research and active risk management. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We are mindful of the many economic challenges investors face, and believe it is more important than ever to maintain a long-term view and employ time-tested principles, such as asset allocation and diversification. We remain confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

October 17, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Tronox Ltd., “A”	1.5%
Bright Horizons Family Solutions, Inc.	1.3%
Cabot Oil & Gas Corp.	1.3%
Endologix, Inc.	1.3%
Bunzl PLC	1.2%
Swift Transportation Co.	1.2%
CONSOL Energy, Inc.	1.2%
Polypore International, Inc.	1.2%
First Republic Bank	1.2%
Atwood Oceanics, Inc.	1.2%

Equity sectors
Technology	16.8%
Special Products & Services	12.6%
Health Care	11.7%
Industrial Goods & Services	11.2%
Basic Materials	9.2%
Energy	8.0%
Retailing	7.0%
Transportation	5.3%
Financial Services	4.9%
Leisure	3.8%
Consumer Staples	3.7%
Autos & Housing	2.2%
Utilities & Communications	0.7%

Issuer country weightings (x)
United States	61.3%
United Kingdom	10.0%
Japan	5.8%
Brazil	3.8%
Germany	2.2%
Greece	1.9%
Israel	1.9%
Netherlands	1.6%
South Africa	1.2%
Other Countries	10.3%

Currency exposure weightings (y)
United States Dollar	67.1%
British Pound Sterling	10.0%
Japanese Yen	5.8%
Euro	4.7%
Brazilian Real	3.8%
Hong Kong Dollar	1.5%
South African Rand	1.2%
Swiss Franc	1.1%
Australian Dollar	1.0%
Other Currencies	3.8%

Portfolio Composition – continued

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets.

Percentages are based on net assets as of 8/31/13.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2013, Class A shares of the MFS Global New Discovery Fund (“fund”) provided a total return of 23.75%, at net asset value. This compares with a return of 20.86% for the fund’s benchmark, the MSCI All Country World Small Mid Cap Index.

Market Environment

At the beginning of the period, markets were suffering a bout of risk aversion due to broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. However, a few months into the period, this renewed weakness in the fundamentals precipitated yet a further round of monetary easing by both the US Federal Reserve (through a third round of quantitative easing) and the European Central Bank (ECB) (through a new bond purchase facility), which soon instilled additional confidence in risk markets.

Nonetheless, towards the end of the calendar year, weaker equity earnings reports and declining forward guidance caused market sentiment to soften again. In addition, year-end fiscal cliff negotiations between the Republicans in the US Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline. A last minute political agreement averted the worst-case scenario and markets gravitated towards risk assets again, though the implementation of the US budget sequester, combined with the uncertainty surrounding the Italian election results, inserted a continued degree of caution as we entered the second half of the period.

During the first few months of 2013, market sentiment improved markedly, as global macroeconomic indicators improved and fears of fiscal austerity in the US waned. Later in the period, however, global growth dynamics looked to be weakening again, though markets were generally unfazed, continuing their risk-on path, especially in light of continued easing by global central banks and the Bank of Japan in particular. Later in the period, the growing risk that the Fed would begin tapering its quantitative easing program caused sovereign bond yields to spike, credit spreads to widen and equity valuation to fall.

Contributors to Performance

Stock selection in both the special products & services and industrial goods & services sectors contributed to performance relative to the MSCI All Country World Small Mid Cap Index. Within the special products & services sector, an overweight position in US-based payment solutions provider FleetCor Technologies aided relative results. An overweight position in strong-performing custom parts manufacturer Proto Labs was a major contributor within the industrial goods & services sector.

Favorable security selection in the transportation sector also contributed to relative performance. Within this sector, an overweight position in transportation services company Swift Transportation was a top relative contributor. Shares of Swift Transportation increased after the company announced better-than-expected financial

Management Review – continued

results based on successful fleet rationalization and rising consumer confidence. The fund’s holdings of Greek shipping company Diana Shipping (b) also benefited relative results.

Within the retailing sector, stock selection strengthened relative performance. An overweight position in industrial parts and products retailer MonotaRO (Japan) was a top relative contributor within this sector. The stock rose after the company agreed to sell its remaining stake in building materials company K-engine to LIXIL in a strategic move that allows MonotaRO to concentrate on its core business. The company also announced a 2:1 stock split that took effect in April. The timing of the fund’s exit from discount store operator Seria Co. (h) (Japan) also contributed to relative returns.

Elsewhere, holdings of fleet management solutions provider FleetMatics Group (b) and overweight positions in interactive marketing software company ExactTarget (h) and medical device maker Conceptus (h) boosted relative performance. An overweight position in oil and gas exploration company Cabot Oil & Gas also helped. Shares of FleetMatics Group rose after the company announced record quarterly earnings results on rising demand for comprehensive fleet management solutions and strong sales to existing customers.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the portfolio’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was another contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Detractors from Performance

The combination of underweight positions and stock selection in both the leisure and autos & housing sectors detracted from relative performance. Within the leisure sector, holdings of South American McDonald’s franchise operator Arcos Dorados Holdings (b) (Argentina) weakened relative results as the stock underperformed the broad market. There were no stocks within the autos & housing sector that were among the fund’s top relative detractors for the reporting period.

Stocks in other sectors that held back relative results included overweight positions in potassium-related products producer Intrepid Potash and silicon-based metals and alloys producer Globe Specialty Metals. Holdings of cellular telecommunications services company PT XL Axiata Tbk (b) (Indonesia) and revenue management systems developer Model N (b), the timing of exiting a position in medical device maker Volcano Corp (h), an overweight position in network security solutions company Fortinet (h) and the timing of selling holdings of match and tobacco products manufacturer Swedish Match (h) (Sweden) also weakened relative returns. Not holding shares of strong-performing insurance and financial services company Harel Insurance (Israel) was another detractor from relative performance. Shares of Intrepid Potash decreased sharply after Russia’s Uralkali Group vowed to increase production, thereby driving potash prices down significantly. PT XL Axiata Tbk declined on apparent concerns that competition will increase in the mobile internet business and that an increase in capital expenditures to finish building its 3G network will put pressure on the company’s profitability.

Management Review – continued

The fund’s cash and/or cash equivalents position during the period detracted from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

Peter Fruzzetti	Thomas Wetherald
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 8/31/13

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

Performance Summary – continued

Total Returns through 8/31/13

Average annual without sales charge

Share class	Class inception date	1-yr	Life (t)
A	12/16/11	23.75%	26.04%
B	12/16/11	22.85%	25.14%
C	12/16/11	22.85%	25.14%
I	12/16/11	24.02%	26.38%
R1	12/16/11	22.85%	25.14%
R2	12/16/11	23.45%	25.74%
R3	12/16/11	23.64%	26.04%
R4	12/16/11	24.02%	26.38%
R5	1/02/13	N/A	16.01%
Comparative Benchmark
MSCI All Country World Small Mid Cap Index (f)		20.86%	20.28%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		16.63%	21.75%
B With CDSC (Declining over six years from 4% to 0%) (x)		18.85%	23.13%
C With CDSC (1% for 12 months) (x)		21.85%	25.14%

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of the Class A shares. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

MSCI All Country World Small Mid Cap Index – a free float weighted index that is designed to measure equity market performance of small and mid cap companies across global developed and emerging market countries.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable.

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2013 through August 31, 2013

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2013 through August 31, 2013.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/13	Ending Account Value 8/31/13	Expenses Paid During Period (p) 3/01/13-8/31/13
A	Actual	1.49%	$1,000.00	$1,077.26	$7.80
	Hypothetical (h)	1.49%	$1,000.00	$1,017.69	$7.58
B	Actual	2.25%	$1,000.00	$1,073.50	$11.76
	Hypothetical (h)	2.25%	$1,000.00	$1,013.86	$11.42
C	Actual	2.23%	$1,000.00	$1,073.50	$11.65
	Hypothetical (h)	2.23%	$1,000.00	$1,013.96	$11.32
I	Actual	1.25%	$1,000.00	$1,079.24	$6.55
	Hypothetical (h)	1.25%	$1,000.00	$1,018.90	$6.36
R1	Actual	2.25%	$1,000.00	$1,073.50	$11.76
	Hypothetical (h)	2.25%	$1,000.00	$1,013.86	$11.42
R2	Actual	1.75%	$1,000.00	$1,076.02	$9.16
	Hypothetical (h)	1.75%	$1,000.00	$1,016.38	$8.89
R3	Actual	1.50%	$1,000.00	$1,077.26	$7.85
	Hypothetical (h)	1.50%	$1,000.00	$1,017.64	$7.63
R4	Actual	1.25%	$1,000.00	$1,079.24	$6.55
	Hypothetical (h)	1.25%	$1,000.00	$1,018.90	$6.36
R5	Actual	1.21%	$1,000.00	$1,079.24	$6.34
	Hypothetical (h)	1.21%	$1,000.00	$1,019.11	$6.16

(h)	5% class return per year before expenses.
(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class A and Class C shares, this rebate reduced the expense ratios above by 0.01% and 0.02%, respectively. See Note 3 in the Notes to Financial Statements for additional information.

PORTFOLIO OF INVESTMENTS

8/31/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 96.8%
Issuer	Shares/Par	Value ($)
Airlines - 1.0%
Stagecoach Group PLC	34,734	$171,968
Vopak	914	51,273

		$223,241
Apparel Manufacturers - 1.1%
Arezzo Industria e Comercio S.A.	4,600	$64,008
Cia.Hering S.A.	5,900	78,907
Gerry Weber International AG	1,330	59,756
Stella International Holdings	20,000	49,004

		$251,675
Automotive - 1.2%
D’Ieteren S.A.	1,170	$54,137
Guangzhou Automobile Group Co. Ltd., “H”	66,000	66,896
Thai Stanley Electric PLC	11,300	73,368
USS Co. Ltd.	520	64,875

		$259,276
Broadcasting - 0.4%
Proto Corp.	7,000	$89,403

Brokerage & Asset Managers - 1.7%
Aberdeen Asset Management PLC	20,041	$109,385
Computershare Ltd.	4,225	36,082
IG Group Holdings PLC	4,305	37,894
LPL Financial Holdings, Inc.	3,730	137,189
Rathbone Brothers PLC	2,494	60,139

		$380,689
Business Services - 8.8%
Amadeus IT Holding S.A.	3,706	$119,708
Amsterdam Commodities N.V.	3,450	71,040
Brenntag AG	335	50,917
Bright Horizons Family Solutions, Inc. (a)	7,890	287,275
Bunzl PLC	13,006	274,315
Concur Technologies, Inc. (a)	1,070	104,560
Constant Contact, Inc. (a)	12,750	243,908
Diploma PLC	6,480	60,252
DKSH Holding Ltd.	890	66,766
FleetCor Technologies, Inc. (a)	1,419	146,313

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Business Services - continued
Forrester Research, Inc.	1,280	$42,214
Gartner, Inc. (a)	3,150	182,606
Intertek Group PLC	861	42,724
Performant Financial Corp. (a)	7,170	77,651
Sodexo	607	53,566
Xoom Corp. (a)	4,280	115,089

		$1,938,904
Cable TV - 0.7%
Astro Malaysia Holdings Berhad	108,700	$97,953
Ziggo N.V.	1,530	60,674

		$158,627
Chemicals - 0.8%
Intrepid Potash, Inc.	12,090	$150,400
Marrone Bio Innovations, Inc. (a)	2,520	33,138

		$183,538
Computer Software - 3.8%
ANSYS, Inc. (a)	1,800	$151,164
CommVault Systems, Inc. (a)	2,910	243,945
OBIC Business Consultants Co. Ltd.	1,750	104,320
OBIC Co. Ltd.	500	146,289
Qlik Technologies, Inc. (a)	3,180	104,272
SolarWinds, Inc. (a)	2,380	86,751

		$836,741
Computer Software - Systems - 6.4%
Brother Industries, Ltd.	14,000	$141,475
Cvent, Inc. (a)	2,820	100,420
FleetMatics Group PLC (a)	4,700	232,415
Guidewire Software, Inc. (a)	1,100	50,556
Linx S.A.	3,900	63,421
MiX Telematics Ltd., SP ADR (a)	10,040	155,520
Model N, Inc. (a)	16,130	232,433
SciQuest, Inc. (a)	6,174	128,419
SS&C Technologies Holdings, Inc. (a)	5,920	209,509
Vantiv, Inc., “A” (a)	3,370	89,002

		$1,403,170
Construction - 0.4%
Bellway PLC	2,346	$48,753
PT Semen Gresik Tbk.	38,000	43,563

		$92,316

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Consumer Products - 0.1%
Uni-Charm Corp.	500	$25,829

Consumer Services - 3.8%
Anhanguera Educacional Participacoes S.A.	18,100	$105,067
Diamond Resorts International, Inc. (a)	8,920	144,861
Dignity PLC	5,992	134,644
HomeAway, Inc. (a)	5,380	169,685
Kroton Educacional S.A.	15,426	206,891
MakeMyTrip Ltd. (a)	5,620	76,713

		$837,861
Containers - 0.7%
Packaging Corp. of America	2,000	$106,080
Viscofan S.A.	998	52,061

		$158,141
Electrical Equipment - 2.5%
AMETEK, Inc.	1,925	$82,621
Domino Printing Sciences PLC	4,850	50,245
IMI PLC	4,440	98,738
MSC Industrial Direct Co., Inc., “A”	1,473	111,948
Sensata Technologies Holding B.V. (a)	3,920	146,138
Spectris PLC	1,674	57,617

		$547,307
Electronics - 4.3%
Mellanox Technologies Ltd. (a)	2,150	$84,753
Monolithic Power Systems, Inc.	4,255	130,288
Rubicon Technology, Inc. (a)	4,550	55,556
Silicon Laboratories, Inc. (a)	3,420	132,320
Stanley Electric Co., Ltd.	3,600	68,789
Stratasys Ltd. (a)	1,650	176,996
Ultratech, Inc. (a)	4,350	123,018
Universal Display Corp. (a)	1,700	58,837
Veeco Instruments, Inc. (a)	3,070	107,818

		$938,375
Energy - Independent - 4.4%
Alpha Natural Resources, Inc. (a)	7,590	$46,147
Arch Coal, Inc.	10,590	47,337
Cabot Oil & Gas Corp.	7,060	276,258
CONSOL Energy, Inc.	8,660	270,452
Peabody Energy Corp.	5,150	88,580
Range Resources Corp.	2,690	201,696

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Energy - Independent - continued
Walter Energy, Inc.	3,350	$43,349

		$973,819
Engineering - Construction - 0.4%
Promotora y Operadora de Infraestructura S.A.B. de C.V. (a)	8,900	$86,835

Food & Beverages - 3.4%
Booker Group PLC	24,290	$46,940
Britvic PLC	7,600	67,545
Cranswick PLC	10,780	186,771
Devro PLC	22,637	112,644
Green Mountain Coffee Roasters, Inc. (a)	1,370	118,245
M. Dias Branco S.A. Industria e Comercio de Alimentos	3,100	118,429
Mead Johnson Nutrition Co., “A”	720	54,022
Shenguan Holdings Group Ltd.	114,000	45,574

		$750,170
Food & Drug Stores - 2.4%
Brazil Pharma S.A. (a)	22,600	$80,513
Cosmos Pharmaceutical Corp.	400	49,616
Fairway Group Holdings Corp. (a)	8,250	191,235
O’Key Group S.A., GDR	6,304	81,385
Sundrug Co. Ltd.	1,400	64,938
Wumart Stores, Inc., “H”	37,000	69,852

		$537,539
Furniture & Appliances - 0.6%
SodaStream International Ltd. (a)	1,930	$120,606

Gaming & Lodging - 0.8%
Norwegian Cruise Line Holdings Ltd. (a)	5,320	$165,399

General Merchandise - 1.5%
Clicks Group Ltd.	9,773	$52,118
Dollarama, Inc.	1,640	115,764
Five Below, Inc. (a)	1,670	61,373
Lojas Renner S.A.	1,500	36,080
Mr. Price Group Ltd.	5,272	64,209

		$329,544
Insurance - 0.8%
Brasil Insurance Participacoes e Administracao S.A.	4,800	$38,425
Jardine Lloyd Thompson Group PLC	9,077	127,092

		$165,517

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Internet - 1.9%
ChannelAdvisor Corp. (a)	2,960	$90,635
Millennial Media, Inc. (a)	8,320	54,496
Pandora Media, Inc. (a)	3,070	56,549
Shutterfly, Inc. (a)	2,990	155,360
Shutterstock, Inc. (a)	1,000	49,640

		$406,680
Machinery & Tools - 8.3%
Allison Transmission Holdings, Inc.	7,110	$160,046
Burckhardt Compression Holding AG	276	111,756
Finning International, Inc.	1,790	35,552
IPG Photonics Corp.	2,425	130,368
Joy Global, Inc.	3,260	160,131
Kennametal, Inc.	4,380	186,238
Nordson Corp.	1,360	90,644
Polypore International, Inc. (a)	6,310	269,753
Proto Labs, Inc. (a)	2,720	193,229
Sartorius AG, IPS	718	75,916
Spirax-Sarco Engineering PLC	1,352	62,269
United Rentals, Inc. (a)	3,000	164,310
WABCO Holdings, Inc. (a)	2,331	181,795

		$1,822,007
Medical & Health Technology & Services - 3.0%
Advisory Board Co. (a)	3,168	$173,511
Fleury S.A.	2,400	18,559
Healthcare Services Group, Inc.	8,280	200,459
HealthStream, Inc. (a)	2,790	92,489
Kobayashi Pharmaceutical Co. Ltd.	1,200	66,237
Selcuk Ecza Deposu Ticaret ve Sanayi A.S.	122,285	103,766

		$655,021
Medical Equipment - 7.0%
Align Technology, Inc. (a)	5,364	$233,602
Cardiovascular Systems, Inc. (a)	7,190	147,539
Cepheid, Inc. (a)	5,607	200,618
DENTSPLY International, Inc.	2,030	85,240
DexCom, Inc. (a)	3,920	106,036
Endologix, Inc. (a)	17,458	276,186
GenMark Diagnostics, Inc. (a)	5,480	63,020
Globus Medical, Inc., “A” (a)	7,880	138,846
Nakanishi, Inc.	500	69,919
Novadaq Technologies, Inc. (a)	2,070	30,822
NxStage Medical, Inc. (a)	6,196	76,521

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Medical Equipment - continued
Sonova Holding AG	543	$60,110
TearLab Corp. (a)	2,660	34,952
Uroplasty, Inc. (a)	7,557	27,356

		$1,550,767
Metals & Mining - 3.3%
Century Aluminum Co. (a)	12,630	$98,640
Globe Specialty Metals, Inc.	10,114	129,965
GrafTech International Ltd. (a)	18,380	143,732
Horsehead Holding Corp. (a)	10,120	120,124
Iluka Resources Ltd.	19,391	183,647
Molycorp, Inc. (a)	7,480	45,628

		$721,736
Network & Telecom - 0.5%
Palo Alto Networks, Inc. (a)	1,180	$56,664
VTech Holdings Ltd.	3,700	54,395

		$111,059
Oil Services - 3.6%
AMEC PLC	2,780	$44,762
Atwood Oceanics, Inc. (a)	4,550	253,344
Core Laboratories N.V.	453	68,634
Dresser-Rand Group, Inc. (a)	2,890	176,117
Frank’s International N.V. (a)	5,960	165,152
Helmerich & Payne, Inc.	1,160	73,126

		$781,135
Other Banks & Diversified Financials - 1.4%
Credicorp Ltd.	333	$40,373
First Republic Bank	6,053	268,027

		$308,400
Pharmaceuticals - 1.7%
Kythera Biopharmaceuticals, Inc. (a)	2,128	$56,179
Perrigo Co.	670	81,439
Tsumura & Co.	6,000	160,541
Virbac	424	77,669

		$375,828
Railroad & Shipping - 1.9%
Diana Shipping, Inc. (a)	23,070	$250,540
Navios Maritime Holdings, Inc.	27,310	166,045

		$416,585

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Real Estate - 1.0%
Brasil Brokers Participacoes	15,300	$33,666
Deutsche Wohnen AG	3,589	62,945
LEG Immobilien AG	1,650	88,734
Midland Holdings Ltd.	74,000	28,056

		$213,401
Restaurants - 1.9%
Ajisen China Holdings Ltd.	21,000	$22,507
Arcos Dorados Holdings, Inc.	18,650	199,555
Chuy’s Holdings, Inc. (a)	3,820	137,329
Domino’s Pizza UK & IRL PLC	6,215	54,514

		$413,905
Specialty Chemicals - 4.3%
Croda International PLC	5,644	$227,322
Elementis PLC	15,287	58,705
Fuchs Petrolub SE, IPS	828	66,995
Rockwood Holdings, Inc.	1,680	107,285
Symrise AG	2,005	87,659
Tronox Ltd., “A”	15,230	325,313
W. R. Grace & Co. (a)	1,016	81,636

		$954,915
Specialty Stores - 1.9%
Citi Trends, Inc. (a)	5,302	$86,051
MonotaRO Co. Ltd.	5,900	145,488
Monro Muffler Brake, Inc.	3,252	143,966
NEXT PLC	688	52,180

		$427,685
Telephone Services - 0.7%
Bezeq - The Israel Telecommunication Corp. Ltd.	72,240	$117,746
PT XL Axiata Tbk	85,500	35,038

		$152,784
Trucking - 2.4%
Atlas Air Worldwide Holdings, Inc. (a)	3,117	$144,005
DSV A.S.	1,395	36,604
Kintetsu World Express, Inc.	2,200	78,673
Swift Transportation Co. (a)	15,240	273,710

		$532,992
Total Common Stocks (Identified Cost, $18,788,135)		$21,299,422

Portfolio of Investments – continued

Warrants - 0.3%
Issuer	First Exercise	Shares/Par	Value ($)
Consumer Products - 0.2%
Merrill Lynch International & Co. (Dabur Ltd. - Zero Strike Warrant (1 share for 1 warrant)) (a)(n)	5/27/11	16,642	$41,241

Other Banks & Diversified Financials - 0.1%
Merrill Lynch International & Co. (Federal Bank Ltd. - Zero Strike Warrant (1 share for 1 warrant)) (a)(n)	8/30/10	4,237	$16,518
Total Warrants (Identified Cost, $66,741)			$57,759

Money Market Funds - 2.1%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)		465,808	$465,808
Total Investments (Identified Cost, $19,320,684)			$21,822,989

Other Assets, Less Liabilities - 0.8%			180,488
Net Assets - 100.0%			$22,003,477

(a)	Non-income producing security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $57,759, representing 0.26% of net assets.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
IPS	International Preference Stock
PLC	Public Limited Company

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/13

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $18,854,876)	$21,357,181
Underlying affiliated funds, at cost and value	465,808
Total investments, at value (identified cost, $19,320,684)	$21,822,989
Foreign currency, at value (identified cost, $695)	689
Receivables for
Fund shares sold	200,346
Interest and dividends	18,985
Receivable from investment adviser	21,959
Other assets	45
Total assets	$22,065,013
Liabilities
Payable for fund shares reacquired	$7,736
Payable to affiliates
Shareholder servicing costs	938
Distribution and service fees	443
Payable for independent Trustees’ compensation	8
Accrued expenses and other liabilities	52,411
Total liabilities	$61,536
Net assets	$22,003,477
Net assets consist of
Paid-in capital	$19,036,886
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	2,502,335
Accumulated net realized gain (loss) on investments and foreign currency	464,256
Net assets	$22,003,477
Shares of beneficial interest outstanding	1,503,612

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$13,661,121	932,876	$14.64
Class B	447,341	30,940	14.46
Class C	2,298,246	158,954	14.46
Class I	4,872,979	331,321	14.71
Class R1	146,776	10,153	14.46
Class R2	153,238	10,509	14.58
Class R3	158,475	10,822	14.64
Class R4	149,307	10,151	14.71
Class R5	115,994	7,886	14.71

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $15.53 [100 / 94.25 * $14.64]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/13

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net Investment loss
Income
Dividends	$169,760
Interest	7
Dividends from underlying affiliated funds	397
Foreign taxes withheld	(5,581)
Total investment income	$164,583
Expenses
Management fee	$126,186
Distribution and service fees	32,126
Shareholder servicing costs	9,297
Administrative services fee	17,500
Independent Trustees’ compensation	1,193
Custodian fee	46,985
Shareholder communications	12,817
Audit and tax fees	50,234
Legal fees	99
Registration fees	107,740
Miscellaneous	13,908
Total expenses	$418,085
Fees paid indirectly	(3)
Reduction of expenses by investment adviser and distributor	(224,737)
Net expenses	$193,345
Net investment loss	$(28,762)
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments (net of $2,855 country tax)	$574,473
Foreign currency	(4,658)
Net realized gain (loss) on investments and foreign currency	$569,815
Change in unrealized appreciation (depreciation)
Investments (net of $423 decrease in deferred country tax)	$1,854,556
Translation of assets and liabilities in foreign currencies	17
Net unrealized gain (loss) on investments and foreign currency translation	$1,854,573
Net realized and unrealized gain (loss) on investments and foreign currency	$2,424,388
Change in net assets from operations	$2,395,626

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 8/31
	2013	2012 (c)
Change in net assets
From operations
Net investment income (loss)	$(28,762)	$1,128
Net realized gain (loss) on investments and foreign currency	569,815	79,807
Net unrealized gain (loss) on investments and foreign currency translation	1,854,573	647,762
Change in net assets from operations	$2,395,626	$728,697
Distributions declared to shareholders
From net realized gain on investments	$(120,006)	$—
Change in net assets from fund share transactions	$13,825,062	$5,174,098
Total change in net assets	$16,100,682	$5,902,795
Net assets
At beginning of period	5,902,795	—
At end of period	$22,003,477	$5,902,795

(c)	For the period from the commencement of the fund’s investment operations, December 16, 2011, through the stated period end.

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended 8/31/13	Period ended 8/31/12 (c)
Net asset value, beginning of period	$12.01	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03)	$0.00	(w)
Net realized and unrealized gain (loss) on investments and foreign currency	2.85	2.01
Total from investment operations	$2.82	$2.01
Less distributions declared to shareholders
From net realized gain on investments	$(0.19)	$—
Net asset value, end of period (x)	$14.64	$12.01
Total return (%) (r)(s)(t)(x)	23.75	20.10	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	3.08	4.66	(a)
Expenses after expense reductions (f)	1.49	1.50	(a)
Net investment income (loss)	(0.19)	0.03	(a)
Portfolio turnover	39	40	(n)
Net assets at end of period (000 omitted)	$13,661	$1,274

See Notes to Financial Statements

Financial Highlights – continued

Class B	Year ended 8/31/13	Period ended 8/31/12 (c)
Net asset value, beginning of period	$11.95	$10.00
Income (loss) from investment operations
Net investment loss (d)	$(0.14)	$(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency	2.84	2.01
Total from investment operations	$2.70	$1.95
Less distributions declared to shareholders
From net realized gain on investments	$(0.19)	$—
Net asset value, end of period (x)	$14.46	$11.95
Total return (%) (r)(s)(t)(x)	22.85	19.50	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	4.11	5.34	(a)
Expenses after expense reductions (f)	2.25	2.25	(a)
Net investment loss	(1.00)	(0.78	)(a)
Portfolio turnover	39	40	(n)
Net assets at end of period (000 omitted)	$447	$203

Class C	Year ended 8/31/13	Period ended 8/31/12 (c)
Net asset value, beginning of period	$11.95	$10.00
Income (loss) from investment operations
Net investment loss (d)	$(0.13)	$(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency	2.83	2.01
Total from investment operations	$2.70	$1.95
Less distributions declared to shareholders
From net realized gain on investments	$(0.19)	$—
Net asset value, end of period (x)	$14.46	$11.95
Total return (%) (r)(s)(t)(x)	22.85	19.50	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	3.92	5.43	(a)
Expenses after expense reductions (f)	2.23	2.25	(a)
Net investment loss	(0.95)	(0.80	)(a)
Portfolio turnover	39	40	(n)
Net assets at end of period (000 omitted)	$2,298	$296

See Notes to Financial Statements

Financial Highlights – continued

Class I	Year ended 8/31/13		Period ended 8/31/12 (c)
Net asset value, beginning of period	$12.03		$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.00	)(w)	$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	2.87		2.02
Total from investment operations	$2.87		$2.03
Less distributions declared to shareholders
From net realized gain on investments	$(0.19)		$—
Net asset value, end of period (x)	$14.71		$12.03
Total return (%) (r)(s)(x)	24.13		20.30	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	3.16		4.37	(a)
Expenses after expense reductions (f)	1.25		1.25	(a)
Net investment income (loss)	(0.01)		0.17	(a)
Portfolio turnover	39		40	(n)
Net assets at end of period (000 omitted)	$4,873		$3,649

Class R1	Year ended 8/31/13		Period ended 8/31/12 (c)
Net asset value, beginning of period	$11.95		$10.00
Income (loss) from investment operations
Net investment loss (d)	$(0.14)		$(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency	2.84		2.02
Total from investment operations	$2.70		$1.95
Less distributions declared to shareholders
From net realized gain on investments	$(0.19)		$—
Net asset value, end of period (x)	$14.46		$11.95
Total return (%) (r)(s)(x)	22.85		19.50	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	4.19		5.34	(a)
Expenses after expense reductions (f)	2.25		2.25	(a)
Net investment loss	(1.03)		(0.81	)(a)
Portfolio turnover	39		40	(n)
Net assets at end of period (000 omitted)	$147		$120

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Year ended 8/31/13	Period ended 8/31/12 (c)
Net asset value, beginning of period	$11.99	$10.00
Income (loss) from investment operations
Net investment loss (d)	$(0.07)	$(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	2.85	2.02
Total from investment operations	$2.78	$1.99
Less distributions declared to shareholders
From net realized gain on investments	$(0.19)	$—
Net asset value, end of period (x)	$14.58	$11.99
Total return (%) (r)(s)(x)	23.45	19.90	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	3.68	4.84	(a)
Expenses after expense reductions (f)	1.75	1.75	(a)
Net investment loss	(0.53)	(0.31	)(a)
Portfolio turnover	39	40	(n)
Net assets at end of period (000 omitted)	$153	$120

Class R3	Year ended 8/31/13	Period ended 8/31/12 (c)
Net asset value, beginning of period	$12.01	$10.00
Income (loss) from investment operations
Net investment loss (d)	$(0.04)	$(0.00)	(w)
Net realized and unrealized gain (loss) on investments and foreign currency	2.86	2.01
Total from investment operations	$2.82	$2.01
Less distributions declared to shareholders
From net realized gain on investments	$(0.19)	$—
Net asset value, end of period (x)	$14.64	$12.01
Total return (%) (r)(s)(x)	23.75	20.10	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	3.43	4.59	(a)
Expenses after expense reductions (f)	1.50	1.50	(a)
Net investment loss	(0.28)	(0.06	)(a)
Portfolio turnover	39	40	(n)
Net assets at end of period (000 omitted)	$158	$120

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Year ended 8/31/13		Period ended 8/31/12 (c)
Net asset value, beginning of period	$12.04		$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.00	)(w)	$0.02
Net realized and unrealized gain (loss) on investments and foreign currency	2.86		2.02
Total from investment operations	$2.86		$2.04
Less distributions declared to shareholders
From net realized gain on investments	$(0.19)		$—
Net asset value, end of period (x)	$14.71		$12.04
Total return (%) (r)(s)(x)	24.02		20.40	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	3.19		4.34	(a)
Expenses after expense reductions (f)	1.25		1.25	(a)
Net investment income (loss)	(0.03)		0.19	(a)
Portfolio turnover	39		40	(n)
Net assets at end of period (000 omitted)	$149		$120

Class R5	Period ended 8/31/13 (i)
Net asset value, beginning of period	$12.68
Income (loss) from investment operations
Net investment loss (d)	(0.00	)(w)
Net realized and unrealized gain (loss) on investments and foreign currency	2.03	(g)
Total from investment operations	$2.03
Net asset value, end of period (x)	$14.71
Total return (%) (r)(s)(x)	16.01	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.79	(a)
Expenses after expense reductions (f)	1.22	(a)
Net investment loss	(0.04	)(a)
Portfolio turnover	39
Net assets at end of period (000 omitted)	$116

See Notes to Financial Statements

Financial Highlights – continued

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, December 16, 2011, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class inception, January 2, 2013, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Global New Discovery Fund (the fund) is a series of MFS Series Trust IV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In January 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities which is intended to clarify the scope of Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities. Consistent with the effective date for ASU 2011-11, ASU 2013-01 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. Although still evaluating the potential impact of these two ASUs to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Notes to Financial Statements – continued

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that

Notes to Financial Statements – continued

the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$12,837,726	$—	$—	$12,837,726
United Kingdom	2,187,426	—	—	2,187,426
Japan	159,322	1,117,070	—	1,276,392
Brazil	843,966	—	—	843,966
Germany	492,921	—	—	492,921
Greece	416,585	—	—	416,585
Israel	415,348	—	—	415,348
Netherlands	348,139	—	—	348,139
South Africa	271,846	—	—	271,846
Other Countries	1,713,159	553,673	—	2,266,832
Mutual Funds	465,808	—	—	465,808
Total Investments	$20,152,246	$1,670,743	$—	$21,822,989

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $433,830 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $338,346 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign

Notes to Financial Statements – continued

currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Zero Strike Warrants – The fund invested in low exercise price call warrants (zero strike warrants). Zero strike warrants are issued by banks or broker-dealers and allow the fund to gain exposure to common stocks in markets that place restrictions on investments by foreign investors and may or may not be traded on an exchange. Income received from zero strike warrants is recorded as dividend income in the Statement of Operations. To the extent the fund invests in zero strike warrants whose returns correspond to the performance of a foreign stock, investing in zero strike warrants will involve risks similar to the risks of investing in foreign securities. Additional risks associated with zero strike warrants include the potential inability of the counterparty to fulfill their obligations under the warrant, inability to transfer or liquidate the warrants and potential delays or an inability to redeem before expiration under certain market conditions.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended August 31, 2013, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code,

Notes to Financial Statements – continued

and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to passive foreign investment companies, wash sale loss deferrals, and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	8/31/13	8/31/12
Ordinary income (including any short-term capital gains)	$120,006	$—

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/13
Cost of investments	$19,343,971
Gross appreciation	3,245,053
Gross depreciation	(766,035)
Net unrealized appreciation (depreciation)	$2,479,018
Undistributed ordinary income	397,917
Undistributed long-term capital gain	89,626
Other temporary differences	30

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares

Notes to Financial Statements – continued

approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

From net realized gain on investments
Year ended 8/31/13
Class A	$34,405
Class B	4,079
Class C	11,031
Class I	62,951
Class R1	1,885
Class R2	1,885
Class R3	1,885
Class R4	1,885
Total	$120,006

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.975%
Next $1.5 billion of average daily net assets	0.90%
Average daily net assets in excess of $2.5 billion	0.85%

Effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period April 1, 2013 through August 31, 2013, this management fee reduction amounted to $42, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2013 was equivalent to an annual effective rate of 0.975% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R5
1.50%	2.25%	2.25%	1.25%	2.25%	1.75%	1.50%	1.25%	1.25%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2014. For the year ended August 31, 2013, this reduction amounted to $224,116 and is reflected as a reduction of total expenses in the Statement of Operations. Effective January 1, 2014, Class R5 total annual operating expenses will be reduced from 1.25% to 1.22% under the expense limitation agreement.

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $10,554 for the year ended August 31, 2013, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.24%	$15,062
Class B	0.75%	0.25%	1.00%	1.00%	3,011
Class C	0.75%	0.25%	1.00%	0.98%	11,674
Class R1	0.75%	0.25%	1.00%	1.00%	1,352
Class R2	0.25%	0.25%	0.50%	0.50%	682
Class R3	—	0.25%	0.25%	0.25%	345
Total Distribution and Service Fees					$32,126

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the period ended August 31, 2013 based on each class’s average daily net assets. Effective January 1, 2013, MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its subsidiaries’ seed money. For the period January 1, 2013 through August 31, 2013, this rebate amounted to $351 and $190 for Class A and Class C, respectively, and is reflected as a reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2013, were as follows:

Amount
Class A	$—
Class B	125
Class C	249

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing

Notes to Financial Statements – continued

agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2013, the fee was $1,892, which equated to 0.0146% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended August 31, 2013, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $7,405.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2013 was equivalent to an annual effective rate of 0.1351% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended August 31, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $71 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $38, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On December 15, 2011, MFS purchased 10,000 shares each of Class A, Class B, Class C, Class R1, Class R2, Class R3, and Class R4 and 230,000 shares of Class I for an aggregate amount of $3,000,000. On December 31, 2012, MFS purchased

Notes to Financial Statements – continued

7,886 shares of Class R5 for an aggregate amount of $100,000. On February 15, 2013, MFS redeemed 36,496 shares of Class I for an aggregate amount of $500,000. On March 1, 2013, MFS redeemed 18,342 shares of Class I for an aggregate amount of $250,000. On March 7, 2013, MFS redeemed 18,051 shares of Class I for an aggregate amount of $250,000. On June 6, 2013, MFS redeemed 55,788 shares of Class I for an aggregate amount of $800,000. On July 18, 2013, MFS redeemed 33,467 shares of Class I for an aggregate amount of $500,000. At August 31, 2013, MFS was substantially the sole shareholder of Class R1, Class R2, Class R3, Class R4, and Class R5.

(4) Portfolio Securities

Purchases and sales of investments, other than short-term obligations, aggregated $18,016,851 and $4,922,528, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/13 (i)		Period ended 8/31/12 (c)
	Shares	Amount	Shares	Amount
Shares sold
Class A	957,491	$13,230,152	109,628	$1,247,750
Class B	18,453	252,966	18,249	195,363
Class C	172,031	2,325,262	25,509	276,674
Class I	235,174	3,213,300	303,810	3,125,329
Class R1	—	—	10,000	100,000
Class R2	357	5,205	10,000	100,000
Class R3	670	9,825	10,000	100,000
Class R4	—	—	10,000	100,000
Class R5	7,886	100,000	—	—
	1,392,062	$19,136,710	497,196	$5,245,116

Shares issued to shareholders in reinvestment of distributions
Class A	2,768	$34,405	—	$—
Class B	331	4,079	—	—
Class C	892	11,005	—	—
Class I	5,052	62,951	—	—
Class R1	153	1,885	—	—
Class R2	152	1,885	—	—
Class R3	152	1,885	—	—
Class R4	151	1,885	—	—
	9,651	$119,980	—	$—

Notes to Financial Statements – continued

	Year ended 8/31/13 (i)		Period ended 8/31/12 (c)
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(133,477)	$(1,834,466)	(3,534)	$(40,457)
Class B	(4,871)	(63,509)	(1,222)	(14,375)
Class C	(38,738)	(515,720)	(740)	(8,864)
Class I	(212,106)	(3,017,933)	(609)	(7,322)
	(389,192)	$(5,431,628)	(6,105)	$(71,018)

Net change
Class A	826,782	$11,430,091	106,094	$1,207,293
Class B	13,913	193,536	17,027	180,988
Class C	134,185	1,820,547	24,769	267,810
Class I	28,120	258,318	303,201	3,118,007
Class R1	153	1,885	10,000	100,000
Class R2	509	7,090	10,000	100,000
Class R3	822	11,710	10,000	100,000
Class R4	151	1,885	10,000	100,000
Class R5	7,886	100,000	—	—
	1,012,521	$13,825,062	491,091	$5,174,098

(c)	For the period from the commencement of the fund’s investment operations, December 16, 2011, through the stated period end.
(i)	For Class R5, the period is from inception, January 2, 2013, through the stated period end.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended August 31, 2013, the fund’s commitment fee and interest expense were $55 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

Notes to Financial Statements – continued

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	193,187	11,684,068	(11,411,447)	465,808

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$397	$465,808

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IV and Shareholders of MFS Global New Discovery Fund:

We have audited the accompanying statement of assets and liabilities of MFS Global New Discovery Fund (the Fund) (one of the portfolios comprising MFS Series Trust IV), including the portfolio of investments, as of August 31, 2013, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2013, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global New Discovery Fund at August 31, 2013, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 17, 2013

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Michael Hegarty (age 68)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A
J. Dale Sherratt (age 75)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until 2008)	N/A
Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (until 2008)	N/A
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
Peter Fruzzetti
Thomas Wetherald

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2013 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for the one-year period ended December 31, 2012 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds for the one-year period ended December 31, 2012. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The Fund commenced operations on December 16, 2011 and has a limited operating history and performance record; therefore no performance data for the three- or five-year periods was available. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was lower than the Lipper expense group median, and the Fund’s total expense ratio was approximately at the Lipper expense group median.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the existing breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS

Board Review of Investment Advisory Agreement – continued

performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2013.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2013 income tax forms in January 2014. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

The fund designates $40,927 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 6.60% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (the series referred to collectively as the “Funds” and singularly as a “Fund”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended August 31, 2013 and 2012, audit fees billed to the Funds by Deloitte and E&Y were as follows:

Fees Billed by Deloitte	Audit Fees
	2013	2012
MFS Government Money Market Fund	24,969	24,495
MFS Mid Cap Growth Fund	43,178	41,857
MFS Money Market Fund	30,309	29,730
Total	98,456	96,082

Fees Billed by E&Y	Audit Fees
	2013	2012
MFS Global New Discovery Fund	32,665	21,300

For the fiscal years ended August 31, 2013 and 2012, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

Fees Billed by Deloitte	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2013	2012	2013	2012	2013	2012
To MFS Government Money Market Fund	0	0	3,644	3,573	1,001	641
To MFS Mid Cap Growth Fund	0	0	6,414	6,288	1,092	950
To MFS Money Market Fund	0	0	3,645	3,574	1,038	788
Total fees billed by Deloitte To above Funds	0	0	13,703	13,435	3,131	2,379

Fees Billed by Deloitte	Audit-Related Fees		Tax Fees		All Other Fees
	2013	2012	2013	2012	2013	2012
To MFS and MFS Related Entities of MFS Government Money Market Fund*	1,493,881	1,249,664	0	0	0	0
To MFS and MFS Related Entities of MFS Mid Cap Growth Fund*	1,493,881	1,249,664	0	0	0	0
To MFS and MFS Related Entities of MFS Money Market Fund*	1,493,881	1,249,664	0	0	0	0

Fees Billed by Deloitte	Aggregate Fees for Non-audit Services
	2013	2012[5]
To MFS Government Money Market Fund, MFS and MFS Related Entities#	1,527,637	1,552,727
To MFS Mid Cap Growth Fund, MFS and MFS Related Entities#	1,530,498	1,555,751
To MFS Money Market Fund, MFS and MFS Related Entities#	1,527,675	1,552,875

Fees Billed by E&Y	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2013	2012	2013	2012	2013	2012
To MFS Global New Discovery Fund	0	0	8,316	8,238	0	0

Fees Billed by E&Y	Audit-Related Fees		Tax Fees		All Other Fees
	2013	2012	2013	2012	2013	2012
To MFS and MFS Related Entities of MFS Global New Discovery Fund*	0	0	0	0	0	0

Fees Billed by E&Y	Aggregate Fees for Non-audit Services
	2013	2012
To MFS New Global New Discovery Fund, MFS and MFS Related Entities#	56,316	133,238

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte or E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and Rule 38a-1 compliance program.

[4]	The fees under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.
[5]	Certain fees reported in 2012 have been restated in this filing from those reported in the Registrant’s filing for the reporting period ended August 31, 2012.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST IV

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President

Date: October 17, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President (Principal Executive Officer)

Date: October 17, 2013

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: October 17, 2013

*	Print name and title of each signing officer under his or her signature.